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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of
The Securities Exchange Act of 1934 (Amendment No.        )

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LaCrosse Footwear, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LaCrosse Footwear, Inc.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 1, 2007
To: The Shareholders of LaCrosse Footwear, Inc.:
     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of LaCrosse Footwear, Inc. will be held on Tuesday, May 1, 2007, at 10:00 A.M., Pacific Daylight Time, at LaCrosse Footwear, Inc., 17634 NE Airport Way, Portland, Oregon, 97230 for the following purposes:
1.	To elect two directors to hold office until the 2010 annual meeting of shareholders and until their successors are duly elected and qualified;

2.	To consider and act upon a proposal to amend the LaCrosse Footwear, Inc. 2001 Non-Employee Director Stock Option Plan;

3.	To consider and act upon a proposal to approve and adopt the LaCrosse Footwear, Inc. 2007 Long-Term Incentive Plan; and

4.	To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.
     The close of business on March 2, 2007, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.
     A proxy for the meeting and a proxy statement are enclosed herewith.

By Order of the Board of Directors
LACROSSE FOOTWEAR, INC.

David P. Carlson
Secretary

Portland, Oregon
March 30, 2007
YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE TO ENSURE THE PRESENCE OF A QUORUM. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY EXACTLY AS YOUR NAME APPEARS THEREON AND RETURN IMMEDIATELY.

LaCrosse Footwear, Inc.
17634 NE Airport Way
Portland, Oregon 97230
PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 1, 2007
     This proxy statement is being furnished to shareholders by the Board of Directors (the “Board”) of LaCrosse Footwear, Inc. (“LaCrosse” or the “Company”) beginning on or about March 30, 2007, in connection with a solicitation of proxies by the Board for use at the annual meeting of shareholders to be held on Tuesday, May 1, 2007, at 10:00 A.M., Pacific Daylight Time, at LaCrosse Footwear, Inc., 17634 NE Airport Way, Portland, Oregon, 97230 and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.
     Execution of a proxy given in response to this solicitation will not affect a shareholder’s right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting.
     A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted FOR the two persons nominated for election as directors referred to herein and FOR both proposals described in the attached Notice of Annual Meeting of Shareholders.
     Only holders of record of the Company’s common stock at the close of business on March 2, 2007, are entitled to vote at the Annual Meeting. On that date, there were 6,066,098 shares of common stock outstanding and entitled to vote. Holders of shares of common stock are entitled to cast one vote per share on all matters at the Annual Meeting.
     The presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” (shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter and has not received voting instructions from the beneficial owner with respect to the particular matter) will be counted as shares present for the purpose of determining whether a quorum is present, but will not be counted for or against any proposal. If a quorum is present, (i) directors will be elected by a plurality of the votes cast at the Annual Meeting, and (ii) all other matters that properly come before the meeting will be approved if the votes cast in favor of any such proposal exceeds the votes cast against such proposal.

     As of March 30, 2007, the Board knows of no other business that will come before the meeting. If any other business shall properly come before the meeting, including any proposal submitted by a shareholder which was omitted from this Proxy Statement in accordance with the applicable provisions of the federal securities laws, your authorized proxies will vote thereon in accordance with their best judgment.

PROPOSAL 1 — ELECTION OF DIRECTORS
     The Company’s By-Laws provide that the directors shall be divided into three classes, with staggered terms of three years each. At the Annual Meeting, the shareholders will elect two directors to hold office until the 2010 annual meeting of shareholders and until their successors are duly elected and qualified. The Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as a director if elected. However, in the event that any nominee should be unable to serve or will not serve, the shares represented by proxies received will be voted for another nominee selected by the Board. Directors will be elected by a plurality of the votes cast at the Annual Meeting (assuming a quorum is present). Consequently, any shares not voted at the Annual Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of directors. Votes will be tabulated by an inspector of election appointed by the Board.
     The following sets forth certain information, as of March 2, 2007, about the Board’s nominees for election at the Annual Meeting.
Nominees for Election at the Annual Meeting
Terms expiring at the 2010 Annual Meeting
     Joseph P. Schneider, 47, has served as a Director of the Company since March 1999 and as President and Chief Executive Officer since August 2000. Prior thereto, Mr. Schneider served as Executive Vice President-Danner of the Company since May 1999; as President and Chief Executive Officer of Danner, Inc. (“Danner”), a subsidiary of the Company, since October 1998; as Vice President of the Company since June 1996; as President and Chief Operating Officer of Danner since December 1997; as Executive Vice President and Chief Operating Officer of Danner since June 1996 and as Vice President—Retail Sales of the Company from January 1993 until June 1996. From 1985, when he joined the Company, until January 1993, Mr. Schneider held various sales management positions.
     Charles W. Smith, 59, has served as a Director of the Company since May 2004. Mr. Smith served as President and CEO of Recreational Equipment, Inc. (“REI”), a national retailer of outdoor gear and clothing, for 17 years before retiring in February 2000. During his 35-year tenure with REI, Mr. Smith served in a variety of sales, operations and management positions including Senior Vice President Operations, Vice President Retail, and distribution manager. He was elected to the National Sporting Goods Association’s Sporting Goods Industry Hall of Fame in 2001, and was co-founder and first President of Outdoor Industry Conservation Alliance.
THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE “FOR” ALL NOMINEES. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” ALL NOMINEES.

PROPOSAL 2 — AMEND THE LACROSSE FOOTWEAR, INC.
2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
General
     The LaCrosse Footwear, Inc. 2001 Non-Employee Director Stock Option Plan (the “Director Plan”) was initially adopted by the Board and approved by the shareholders in 2001. At the Company’s 2005 annual meeting the shareholders approved certain amendments to the Director Plan. The Board has unanimously adopted an amendment to the Director Plan contingent upon shareholder approval of the proposed amendment at the Annual Meeting.
     The proposed amendment to the Director Plan would (i) increase the number of shares of common stock available for grant under the Director Plan by 100,000 shares, thereby making a total of 250,000 shares of the common stock available for grant pursuant to the Director Plan, (ii) change the calculation of exercise price of awards granted from the average of the high and the low sales price for a share in the over the counter market, as reported by the NASDAQ Global Market to the closing price per share sales price on the date of grant as reported by the NASDAQ Global Market; (iii) change the vesting schedule of awards granted from 20% each year over a five year period to 25% per year over a four year period; (iv) decrease the term of awards granted from ten years to seven years; and (v) include certain events that would trigger immediate vesting of all unvested stock options.
     As of the record date for the Annual Meeting, an aggregate of 116,000 shares of common stock were subject to outstanding awards under the Director Plan and 11,000 shares remained available for the granting of new awards under the Director Plan. An additional 23,400 shares have already been issued under the Director Plan due to the exercise of granted options.
     The Board believes that the Director Plan encourages greater stock ownership by non-employee directors and allows the Company to attract and retain persons of exceptional competence to serve on the Company’s Board of Directors. The Board believes that the annual grant of an option to purchase common stock to non-employee directors is an effective way to provide the non-employee directors increased incentive and personal interest in the success of the Company. The purpose of the proposed amendment is to assure the availability of sufficient shares for future automatic grants provided for under the Director Plan.
     The following summary description of the Director Plan, as proposed to be amended, is qualified in its entirety by reference to the full text of the Director Plan that is attached to this Proxy Statement as Appendix A, which incorporates the proposed amendment.
Purpose
     The purpose of the Director Plan is to promote the long-term growth and financial success of the Company. The Director Plan is intended to secure for the Company and its shareholders the benefits of the long-term incentives inherent in increased common stock ownership by members of the Board who are not employees of the Company or its subsidiaries. It is intended that the Director Plan will induce and encourage highly experienced and qualified individuals to serve on the Board and assist the Company in promoting a greater alignment of interests between the non-employee directors and the shareholders of the Company.

Administration
     The Director Plan is intended to meet the “formula” plan requirements of Rule 16b-3 (or any successor provision thereto) adopted under the Exchange Act and accordingly is intended to be self-governing.
     The Director Plan is administered by the Board. The Board may delegate part or all of its administrative powers with respect to the Director Plan. Subject to the express provisions of the Director Plan, the Board’s determinations and interpretations with respect thereto shall be final and conclusive.
Awards under the Director Plan; Shares Available
     The Director Plan provides for the grant of nonstatutory stock options to non-employee directors of the Company. Unlike incentive stock options, nonstatutory stock options do not qualify for special income tax treatment under the Internal Revenue Code. The maximum number of shares of common stock which may be acquired upon the exercise of options granted under the Director Plan is currently 150,000, of which 139,000 shares are currently subject to outstanding awards (or have been issued upon exercise of outstanding awards) and 11,000 shares remain available for future option grants. If the proposed amendment is approved, the total number of shares available under the Director Plan will be 250,000. If any options granted under the Director Plan terminate, expire or are canceled prior to the delivery of all of the shares issuable thereunder, then such shares shall again be available for the granting of additional options under the Director Plan. If the exercise price of any option granted under the Director Plan is satisfied by tendering shares, only the number of shares issued net of the shares tendered shall be deemed delivered for purposes of determining the maximum number of shares available for delivery under the Director Plan. Any shares delivered pursuant to the exercise of options granted under the Director Plan may be either authorized and unissued shares of common stock or treasury shares held by the Company.
Terms of Awards
     Under the Director Plan, on the first business day of January of each calendar year, each non-employee director of the Company will automatically be granted an option to purchase 5,000 shares of common stock. The option exercise price per share of common stock subject to the options granted under the Director Plan will be the closing per share sales price on the date of grant as reported by the NASDAQ Global Market. The options granted under the Director Plan will be nonstatutory stock options, which do not qualify for special income tax treatment under the Internal Revenue Code. Options granted to a non-employee director will have a term of seven years from the date the option is granted.
     Options granted under the Director Plan cannot be exercised prior to the first anniversary of the date of grant and thereafter may only be exercised with respect to twenty-five percent (25%) of the shares subject to such options on and after the first anniversary of the date of grant, with respect to fifty percent (50%) of the shares on a cumulative basis on and after the second anniversary of the date of grant, with respect to seventy-five percent (75%) of the shares on a cumulative basis on and after the third anniversary of the date of grant, and in full on and after the fourth anniversary of the date of grant. Any unexercised shares will expire seven years from the date of grant.
     The purchase price for shares of common stock acquired upon exercise of options under the Director Plan may be paid in cash, by delivery of securities of the Company that have been owned for at least six months and have a fair market value on the date of exercise equal to the option exercise price or by delivery to the Company of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to the Company to pay for the option exercise price. No shares of common stock will be issued under the Director Plan until full payment therefor has been made.
     If a non-employee director ceases being a director of the Company for any reason other than his or her voluntary decision to resign or to not stand for reelection as director, or if the non-employee director ceases being a director for any reason after age 70, then all rights to exercise options granted under the Director Plan will become immediately exercisable, and the non-employee director will have the right to exercise the options within 24 months after the date of termination; provided, however, that no option shall be exercisable after the expiration of the term of that option. If a non-employee director voluntarily resigns or decides to not stand for reelection as director (in either case, prior to reaching age 70), then the director may exercise options granted under the Director Plan, to the extent the options are exercisable at the time of termination, for a period of three months, but in no event after the expiration of the term of that option. Except as otherwise provided by the Board, options granted under the Director Plan are not transferable otherwise than by will or the laws of descent and distribution, and may be exercised during the life of the non-employee director only by him or her.
Capital Adjustments
     In the event of a capital adjustment resulting from a dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other similar corporate transaction that affects shares of common stock, the Board shall adjust the aggregate number and type of shares available under the Director Plan and that thereafter may be made subject to options, the number and type of shares subject to outstanding options and/or the exercise price for shares subject to each outstanding option.
Amendment and Termination
     The Director Plan will terminate on December 11, 2010, unless sooner terminated as provided thereunder. The Board may at any time amend, alter, suspend, discontinue or terminate the Director Plan. Termination of the Director Plan shall not affect the rights of non-employee directors with respect to options previously granted to them, and all unexpired options shall continue in force and effect after termination of the Director Plan, except as they may lapse or be terminated by their own terms and conditions. Any amendment to the Director Plan will become effective when adopted by the Board, unless specified otherwise. Under the rules of the

NASDAQ Global Market, as currently in effect, any material amendment to the Director Plan requires shareholder approval. Rights and obligations under any option granted before any amendment of the Director Plan will not be materially and adversely affected by amendment of the Director Plan, except with the consent of the director who holds the option.
Certain Federal Income Tax Consequences
     The grant of a stock option under the Director Plan will create no income tax consequences to the non-employee director or the Company. A non-employee director who is granted a nonstatutory stock option will generally recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the common stock acquired at such time over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the non-employee director; however, the Company may lose all or a portion of such deduction if any of the options granted do not qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. A subsequent disposition of the common stock will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common stock on the date of exercise. This capital gain or loss will be long-term capital gain or loss if the common stock has been held for more than one year from the date of exercise.
Future Awards
     Under the Director Plan, commencing on January 1, 2008 each non-employee director automatically receives an option to purchase 5,000 shares of common stock upon first becoming a director and an additional option to purchase 5,000 shares of common stock on the first business day of January of each calendar year thereafter so long as the Director Plan remains in effect and a sufficient number of shares of common stock are available under the Director Plan.
Vote Required
     Assuming a quorum is present, approval of the proposed amendment to the Director Plan requires that the votes cast in favor of the proposed amendment exceed the votes cast opposing the proposed amendment. In the event the proposed amendment is not approved by the shareholders at the Annual Meeting, the Director Plan will remain in full force and effect without giving effect to the proposed amendment.
THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSED AMENDMENT TO THE DIRECTOR PLAN AND URGES EACH SHAREHOLDER TO VOTE “FOR” THE PROPOSED AMENDMENT TO THE DIRECTOR PLAN. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” THE PROPOSED AMENDMENT TO THE DIRECTOR PLAN.

PROPOSAL 3 — APPROVE THE LACROSSE FOOTWEAR, INC.
2007 LONG-TERM INCENTIVE PLAN
General
     Broad-based equity compensation is an essential and long-standing element of the Company’s culture and success. It continues to be a critical element to attract and retain the most talented employees, officers and directors available to execute the Company’s long-term growth plan. Historically, the Company has used stock option awards as equity incentives and in 2006 granted options to employees at various levels throughout the organization. Equity-based compensation provides an opportunity for employees, officers and directors to acquire an interest in the Company, and thus provides rewards for exceptional performance and long-term incentives for their future contributions to the Company’s success and ultimately shareholder value.
     The Company currently awards stock options to Company executives and employees through the LaCrosse Footwear, Inc. 1997 Employee Stock Incentive Plan and the LaCrosse Footwear, Inc. 2001 Stock Incentive Plan, each as amended (the “Current Plans”).
     On March 12, 2007, the Board of Directors adopted, subject to shareholder approval, the LaCrosse Footwear, Inc. 2007 Long-Term Incentive Plan (the “2007 Plan”). The 2007 Plan reserves 300,000 shares of common stock for issuance under the plan. The 2007 Plan provides greater flexibility in allowing restricted stock grants in addition to stock option grants. The Current Plans only allow for stock option grants. The flexibility of the 2007 Plan will allow future awards to be based on then-current objectives for aligning compensation with increasing long-term shareholder value.
     As of December 31, 2006 the Company had 220,000 shares of common stock remaining for future awards under the Current Plans. Upon shareholder approval of the 2007 Plan, any remaining shares available for future awards under the Current Plans will become available for issuance in connection with awards made under the 2007 Plan. Additionally the Company is requesting that 300,000 new shares of common stock be approved for future awards under the 2007 Plan.
     The following is a summary of the material terms of the 2007 Plan and is qualified in its entirety by reference to the 2007 Plan. A copy of the 2007 Plan is attached to this proxy statement as Appendix B.

SUMMARY OF THE LACROSSE FOOTWEAR, INC.
2007 LONG-TERM INCENTIVE PLAN
Purpose
     The purpose of the 2007 Plan is to advance the interests of the Company by enhancing the Company’s ability to attract and retain highly qualified personnel and directors and aligning the long-term interests of participants with those of shareholders. The 2007 Plan permits the grant of stock options and restricted stock awards.
Administration
     The Compensation Committee of the Board of Directors will generally administer the 2007 Plan. The Compensation Committee is wholly comprised of directors who are deemed “independent” for purposes of applicable rules of the NASDAQ Global Market and the Securities and Exchange Commission.
     The Compensation Committee will have full power and authority to determine when and to whom awards will be granted, including the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2007 Plan. In addition, the Compensation Committee has the authority to interpret the 2007 Plan and the awards granted under the plan, and establish rules and regulations for the administration of the plan.
     The Compensation Committee may delegate certain administrative duties associated with the 2007 Plan to the Company’s officers, including the maintenance of records of the awards and the interpretation of the terms of the awards. The Compensation Committee may also delegate the authority to grant awards to a subcommittee comprised of one or more Board members, or to executive officers of the Company, provided that such subcommittee or executive officers cannot be authorized to grant awards to executive officers.
Participants
     Awards under the 2007 Plan may be granted to any person who is an employee of the Company or a consultant who provides services to the Company, provided that non-qualified stock options shall be granted only to persons as to which the Company is the “service recipient,” as such term is defined in Section 409A of the Internal Revenue Code.
Effective Date and Expiration of the 2007 Plan
     The 2007 Plan will become effective on May 1, 2007, subject to shareholder approval at the 2007 annual meeting of shareholders. The 2007 Plan will terminate on May 1, 2017, unless all shares available for issuance have been issued, the plan is earlier terminated by the Board or the Compensation Committee, or the plan is extended by an amendment approved by the Company’s shareholders. No awards may be made after the termination date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2007 Plan prior to the termination date may extend beyond the end of such period through the award’s normal expiration date.
Shares Subject to the 2007 Plan
     The aggregate number of shares of the common stock authorized for issuance as awards under the 2007 Plan is 300,000, plus any shares reserved under the Current Plans that are not subject to grant on May 1, 2007 or as to which the option award is forfeited on or after May 1, 2007. The maximum aggregate number of shares of common stock subject to stock options which may be granted to any one participant in any one year under the 2007 Plan is 50,000. The maximum aggregate number of shares of common stock subject to restricted stock awards which may be granted to any one participant in any one year under the 2007 Plan is 17,000.
     The aggregate number of shares available for issuance under the 2007 Plan shall be reduced by three (3) shares for each share delivered in settlement of any restricted stock award, and one (1) share for each share delivered in settlement of a stock option award.
Plan Awards
     Under the 2007 Plan, the Compensation Committee, and those to whom the Compensation Committee has delegated such authority, can grant stock options and restricted stock awards. Awards may be granted alone, in addition to, or in combination with any other award granted under the 2007 Plan. Subject to the limitations set forth in the 2007 Plan, the terms and conditions of each award shall generally be governed by the particular document or agreement granting the award. The terms and conditions set forth in an award agreement may include, as appropriate:
•	deemed issuance date;

•	expiration date;

•	number of shares covered by the award;

•	acceptable means of payment;

•	price per share payable upon exercise;

•	applicable vesting schedule;

•	individual performance criteria;

•	Company or group performance criteria;

•	continued employment requirement;

•	transfer restrictions; or

•	any other terms or conditions deemed appropriate by the Compensation Committee, in each case not inconsistent with the 2007 Plan.
     Stock Options. The holder of an option will be entitled to purchase a number of shares of common stock at an exercise price not less than 100% of the fair market value of a share on the date of grant during a specified time period, as determined by the Compensation Committee or its designees. So long as the Company’s common stock is listed on the NASDAQ Global Market, the fair market value of a share shall be equal to the closing per share sales price of the common stock on the date of grant as reported by the NASDAQ Global Market. The option exercise price shall be paid in cash or in such other form if and to the extent permitted by the Compensation Committee, including without limitation by delivery of already owned shares, provided the shares have been held for a minimum of six (6) months. Other than in connection with a change in the capitalization of the Company, the exercise price of an option may not be reduced without shareholder approval. The Compensation Committee, at its discretion, may grant options intended to be eligible to qualify as incentive stock options pursuant to Section 422 of the Internal Revenue Code of 1986.
     Restricted Stock. The holder of restricted stock will own shares of common stock subject to restrictions imposed by the Compensation Committee and subject to forfeiture to the Company if the holder does not satisfy certain requirements (including, for example, continued employment with the Company) for a specified period of time.
Transferability of Awards
     Unless otherwise provided by the Compensation Committee, awards under the 2007 Plan may only be transferred by will or the laws of descent and distribution. The Compensation Committee may permit further transferability pursuant to conditions and limitations that it may impose, except that no transfers for consideration will be permitted.
Anti-dilution and Corporate Events
     In the event of any stock dividend, stock split, combination of shares, extraordinary dividend of cash and/or assets, recapitalization, reorganization or any similar event, the Compensation Committee is required to appropriately and equitably adjust the number and kind of shares or other securities which are subject to the 2007 Plan or subject to any award under the plan.
     All stock options granted pursuant to the 2007 Plan shall become immediately exercisable, without regard to any contingent vesting provision, upon the occurrence of any of the following events: (i) the sale, liquidation or other disposition of all or substantially all of the Company’s assets; (ii) a merger or consolidation of the Company with one or more corporations as a result of which, immediately following such merger or consolidation, the Company’s shareholders as a group hold less than a majority of the outstanding capital stock of the surviving corporation; or (iii) as the result of a tender or exchange offer made directly to the Company’s shareholders, any person or entity, including any “person” as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), becomes the “beneficial owner”, as defined in the Exchange Act, of shares of the Company’s common stock representing 50% or more of the combined voting power of the Company’s voting securities.

Termination or Amendment of the 2007 Plan
     The Board may generally amend or terminate the 2007 Plan as determined to be advisable. Shareholder approval may also be required for certain amendments pursuant to the Internal Revenue Code, the rules of the NASDAQ Global Market, or rules of the Securities and Exchange Commission. No amendment or alteration of the 2007 Plan may be made which would impair the rights of any participant under any outstanding award, without such participant’s consent, provided that no consent is required with respect to any amendment or alteration if the Compensation Committee determines that such amendment or alteration is either:
•	required or advisable in order for the Company, the 2007 Plan or the award to satisfy any law or regulation or to meet the requirements of any accounting standard, or

•	not reasonably likely to significantly diminish the benefits provided under such award, or that any such diminishment has been adequately compensated.
THE BOARD RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE PROPOSED 2007 LONG-TERM INCENTIVE PLAN AND URGES EACH SHAREHOLDER TO VOTE “FOR” THE PROPOSED PLAN. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” THE PROPOSED PLAN.

BOARD OF DIRECTORS
The following sets forth certain information, as of March 2, 2007, about each director of the Company whose term will continue after the Annual Meeting.
Directors Continuing in Office
Terms expiring at the 2008 Annual Meeting
     Richard A. Rosenthal, 74, has served as Chairman of the Board of the Company since March 2005 and as a director of the Company since June 1990. Prior to his appointment as Chairman, Mr. Rosenthal served as Vice Chairman of the Board beginning in May 2000. Mr. Rosenthal was the Chief Executive Officer of Saint Joseph Bank Corporation from 1962 until 1986. Mr. Rosenthal was the Director of Athletics at the University of Notre Dame from 1987 until August 1, 1995. Mr. Rosenthal is a director of Advanced Drainage Systems, Inc. and Toefco Engineering, Inc., and is a member of the advisory board of CID Investment Partners and RFE Investment Partners.
     Stephen F. Loughlin, 56, has served as a director of the Company since November 2002. Mr. Loughlin is the Vice President of Finance for FEI Company, a manufacturer of production and analytical equipment for the semiconductor and data storage industries. Mr. Loughlin served as the acting Chief Financial Officer of FEI Company from 2001 to 2004. From 1999 until 2001, he served as the Chief Financial Officer of RadiSys Corporation, a provider of advanced embedded solutions for the commercial, enterprise, and service provider systems markets.
Terms expiring at the 2009 Annual Meeting
     Luke E. Sims, 57, has served as a director of the Company since December 1985. Mr. Sims has been a partner in the law firm of Foley & Lardner LLP (Milwaukee, Wisconsin) since 1983 and has been an attorney with such firm since 1976. Foley & Lardner LLP acted as general counsel for the Company from 1982 to 2004. Mr. Sims is a director of NAIC Growth Fund, Inc. and Wilson-Hurd Mfg. Co.
     John D. Whitcombe, 51, has served as a director of the Company since March 1998. Mr. Whitcombe has been a partner in the law firm of Greenberg, Fields & Whitcombe (Torrance, California) since November 1994. From 1992 until November 1994 he was a partner in the law firm of Whitcombe, Makin & Pentis. Mr. Whitcombe is a director and the CEO of Oarsmen Foundation and a director of Little Company of Mary Hospital. Mr. Whitcombe is also a director and Treasurer for both GLS Building Corp and Schuler Investment Corp.
     William H. Williams, 58, was elected as a director in January 2006. Mr. Williams is President and CEO of Harry & David Holdings, Inc, a leading multi-channel specialty retailer and producer of branded premium gift-quality fruit and gourmet food products and gifts. Mr. Williams served as President and CEO of Harry & David for 12 years before being promoted in 2000 to President and COO of Yamanouchi Consumer, Inc. (YCI), the holding company for

Harry & David and Shaklee. He was named CEO of YCI in 2002, and in 2004 returned as President and CEO of Harry & David following the sale of the company to Wasserstein & Co. Prior to joining Harry & David, he held several senior executive positions at Neiman Marcus. Mr. Williams has served on the Oregon Economic Development Commission, the Oregon International Trade Commission and the Oregon Board of Higher Education. He has also served on the boards of directors of several corporations and not-for-profit groups.
Except for Joseph P. Schneider and Craig P. Cohen, no family relationships exist between any director or executive officer. Mr. Cohen is married to Mr. Schneider’s wife’s sister.
Independent Directors
     Of the seven directors currently serving on the Board of Directors, the Board has determined that Messrs. Loughlin, Rosenthal, Sims, Smith, Williams and Whitcombe are “independent directors” as defined in the listing standards of the Nasdaq Global Market. The Board has also determined that Messrs. Rosenthal, Loughlin, Smith, and Whitcombe meet the additional independence standards applicable for audit committee members. When determining the independence of Mr. Sims, the Board considered the Company’s former relationship with Foley & Lardner LLP and determined that Mr. Sims’ independence was not affected.
Committees
     The Board has standing Audit, Compensation, and Nominating and Governance Committees. The Board has adopted, and may amend from time to time, a written charter for each of the Audit, Compensation, and Nominating and Governance Committees. The Company makes available on its corporate website at www.lacrossefootwearinc.com, free of charge, current copies of each of these charters. The Company is not including the information contained on or available through its website as a part of, or incorporating such information by reference into, this Proxy Statement.
     Audit Committee. The Audit Committee presently consists of Messrs. Loughlin (Chairman), Rosenthal, Smith, and Whitcombe. The Board has determined that Mr. Loughlin qualifies as an “audit committee financial expert,” as defined by applicable rules of the Securities and Exchange Commission. The principal functions performed by the Audit Committee are to assist the Board in monitoring the integrity of the Company’s financial statements, the qualifications, independence and performance of the Company’s independent registered public accounting firm, and the Company’s compliance with legal and regulatory requirements. The Audit Committee has the sole authority to appoint, retain, compensate and terminate the Company’s independent registered public accounting firm and to approve the compensation paid to the independent registered public accounting firm. The Audit Committee held seven meetings in 2006.
     Compensation Committee. The Compensation Committee presently consists of Messrs. Smith (Chairman), Loughlin, Sims, and Williams. The principal function of the Compensation Committee is to review and recommend to the Board the compensation structure for the Company’s directors, officers and other managerial personnel, including salary rates, participation in and structure of incentive compensation and benefit plans, fringe benefits, and other forms of compensation. The Compensation Committee also administers the Company’s 2001 Non-Employee Director Stock Option Plan, the 1993 Employee Stock Incentive Plan, the 1997 Employee Stock Incentive Plan, the 2001 Stock Incentive Plan, and will administer the 2007 Long-Term Incentive Plan should it be approved by the Company’s shareholders. The Compensation Committee held six meetings in 2006. See additional information regarding the Compensation Committee in the Compensation Discussion and Analysis section below.
     Nominating and Governance Committee. The Nominating and Governance Committee presently consists of Messrs. Whitcombe (Chairman), Rosenthal, Sims, and Williams. The principal functions performed by the Nominating and Governance Committee are: identifying individuals qualified to become directors and recommending to the Board candidates for all directorships to be filled by the Board of Directors or by the shareholders of the Company, identifying directors qualified to serve on the committees established by the Board and recommending to the Board members for each committee to be filled by the Board, and developing and recommending to the Board a set of corporate governance principles applicable to the Company. The Nominating and Governance Committee held four meetings in 2006.
Nominations of Directors
     The Nominating and Governance Committee will consider persons recommended by shareholders to become nominees for election as directors. Recommendations for consideration by the Nominating and Governance Committee should be sent to the Secretary of the Company in writing together with appropriate biographical information concerning each proposed nominee.
     In identifying and evaluating nominees for director, the Nominating and Governance Committee seeks to ensure that the Board possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board is comprised of directors who have broad and diverse backgrounds and possess knowledge in areas that are of importance to the Company. The Nominating and Governance Committee evaluates each nominee on a case-by-case basis regardless of who recommended the nominee. In assessing the qualifications of each candidate to determine if his or her election would further the goals described above, the Nominating and Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board believes that, to be recommended as a director nominee, each candidate must:
•	display the highest personal and professional ethics, integrity and values;

•	have the ability to exercise sound business judgment;

•	be highly accomplished in his or her respective field, with superior credentials and recognition and broad experience at the administrative and/or policy-making level in business, government, education, technology or public interest;

•	have relevant expertise and experience, and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience;

•	be independent of any particular constituency, be able to represent all shareholders of the Company and be committed to enhancing long-term shareholder value; and

•	have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Company’s business.
The Board also believes at least one director should have the requisite experience and expertise to be designated as an “audit committee financial expert” as defined by applicable rules of the Securities and Exchange Commission.
Communications with the Board of Directors
     Shareholders may communicate with the Board of Directors by writing to the Secretary of the Company at LaCrosse Footwear, Inc., c/o the Board of Directors (or, at the shareholder’s option, c/o a specific director), 17634 NE Airport Way, Portland, Oregon 97230. The Secretary will ensure that this communication (assuming it is properly marked c/o the Board of Directors or c/o a specific director) is delivered to the Board of Directors or the specified director, as the case may be.
Meeting and Attendance
     The Board of Directors held six meetings in 2006 and each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board held in 2006 and (b) the total number of meetings held by all committees of the Board on which the director served during the period.
     Directors are expected to attend the Company’s annual meeting of shareholders each year. All of the current directors serving on the Board at the time of the Company’s 2006 annual meeting of shareholders attended that meeting.

Director Compensation
     Directors who are executive officers of the Company receive no compensation for service as members of either the Board or any committees thereof. Directors who are not executive officers of the Company or the Chairman of the Board of Directors receive an annual retainer of $20,000, an annual fee of $6,000 for each committee on which the director serves, an annual fee of $5,000 for serving as chairman of the Audit Committee, an annual fee of $3,000 for serving as chairman of the Compensation Committee, and an annual fee of $3,000 for serving as chairman of the Nominating and Governance Committee, all payable quarterly. The Chairman of the Board receives an annual retainer of $68,000 and $6,000 for each committee on which the director serves. Each director also receives an annual allowance of $1,000 to purchase Company merchandise. Please refer to a summary of total compensation earned by each director during 2006 below. Such amounts reflect revisions to the committee members and committee chairman responsibilities during 2006, as approved by the Nominating and Governance Committee.
(all values expressed in dollars)

	Fees Earned or	Option	All Other
Name	Paid in Cash	Awards*	Compensation	Total

Richard A. Rosenthal	80,000	13,776	—	93,776

Stephen F. Loughlin	39,500	17,390	1,616	58,506

Luke E. Sims	26,000	17,610	751	44,361

Charles W. Smith	34,500	17,592	—	52,092

John D. Whitcombe	33,500	17,610	2,703	53,813

William H. Williams	26,000	9,436	4,320	39,756

*	The Option Awards number in the table above is the compensation expense recognized in our consolidated financial statements before reduction for estimated future forfeitures for the year ended December 31, 2006. The fair value of options granted and related compensation expense included in our consolidated financial statements was determined using the Black-Scholes method, which requires several significant judgmental assumptions. Please refer to footnote 6, “Stock Options” to the consolidated financial statements for the year ended December 31, 2006 for information regarding the assumptions used to determine the fair value of options granted.
Each member of the Board of Directors was granted an option for the purchase of 5,000 shares of the Company’s common stock with a fair value of $4.60 per option on January 2, 2006. At December 31, 2006, members of the Board of Directors held outstanding options for the following aggregate number of shares: Richard A. Rosenthal, 16,000 shares; Stephen F. Loughlin, 13,000 shares; Luke E. Sims, 16,600 shares; Charles W. Smith, 13,000 shares; John D. Whitcombe, 22,000 shares; William H. Williams, 5,000 shares.

REPORT OF THE AUDIT COMMITTEE
     The Audit Committee of the Board is composed of four directors, each of whom is independent as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, Inc. The Audit Committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls.
     The Company’s management is responsible for the Company’s internal controls and the financial reporting process, including the system of internal controls. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accounting firm. The Audit Committee has discussed with the Company’s independent registered public accounting firm those matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (Communication With Audit Committees), as amended by SAS 89 and SAS 90.
     The Company’s independent registered public accounting firm has provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accounting firm their independence. The Audit Committee considered whether the independent auditors provision of non-audit services is compatible with maintaining the independent accounting firm’s independence.
     The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for the audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluation of the Company’s internal controls and overall quality of the Company’s financial reporting.
     Based on the Audit Committee’s reviews and discussions with management and the independent registered public accounting firm referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.
     This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under such Acts.
LACROSSE FOOTWEAR, INC.
AUDIT COMMITTEE:
Stephen F. Loughlin, Chairman
Richard A. Rosenthal
Charles W. Smith
John D. Whitcombe

PRINCIPAL SHAREHOLDERS
     The following table sets forth certain information regarding the beneficial ownership of common stock as of March 2, 2007, by: (i) each director and nominee; (ii) each of the executive officers named in the Summary Compensation Table set forth below; (iii) all of the directors, nominees and executive officers (including the executive officers named in the Summary Compensation Table) as a group; and (iv) each person or other entity known by the Company to own beneficially more than 5% of the common stock. Except as otherwise indicated in the footnotes, each of the holders listed below has sole voting and investment power over the shares beneficially owned.

	Shares of		Percent of
	Common Stock		Common Stock
Name of Beneficial Owner	Beneficially Owned (1)		Beneficially Owned

Virginia F. Schneider	1,196,015	(2)	18.6%
George W. and Virginia F. Schneider Trust U/A	1,047,016	(2)	17.8%
Royce & Associates, LLC	457,400	(3)	7.1%
Joseph P. Schneider	355,753		5.5%
David P. Carlson	80,813		1.3%
Richard A. Rosenthal	50,750		*
Luke E. Sims	35,577		*
Charles W. Smith	37,200		*
John D. Whitcombe	35,556		*
William H. Williams	12,000		*
Stephen F. Loughlin	8,200		*
J. Gary Rebello	4,740		*
David M. Strouse	3,750		*
Robert G. Rinehart, Jr.	2,175		*
Erron S. Sorensen	1,625		*

All directors, nominees and executive officers as a group	638,915		9.9%

*	Denotes less than 1%

1)	Includes the following shares subject to stock options which are exercisable within 60 days of March 2, 2007: Joseph P. Schneider, 122,100 shares; David P. Carlson, 77,813 shares; Richard A. Rosenthal, 21,000 shares; Luke E. Sims, 7,800 shares; Charles W. Smith, 4,200 shares, John D. Whitcombe, 13,200 shares; William H. Williams, 1,000 shares; Stephen F. Loughlin, 4,200 shares; J. Gary Rebello, 4,250 shares; David M. Strouse, 3,750 shares; Robert G. Rinehart, Jr., 1,875 shares; and Erron S. Sorensen, 1,625 shares; and all directors, nominees and executive officers as a group, 273,589 shares.

2)	Shares of common stock reported as beneficially owned by Virginia F. Schneider include (a) 1,047,016 shares which are deposited in the George W. and Virginia F. Schneider Trust U/A dated September 1, 1987 over which Mrs. Schneider, as trustee, has voting and investment power and (b) 148,999 shares which are held by a charitable foundation in which Mrs. Schneider is trustee (Mrs. Schneider disclaims beneficial ownership of these 148,999 shares). The address of Virginia F. Schneider and the George W. and Virginia F. Schneider Trust U/A dated September 1, 1987 is 17634 NE Airport Way, Portland, Oregon, 97230.

3)	The information is based on Schedule 13G, dated January 23, 2007, filed with the Securities and Exchange Commission by Royce & Associates, LLC. The address of Royce & Associates, LLC is 1414 Avenue of the Americas, New York, New York, 10019.

COMPENSATION DISCUSSION AND ANALYSIS
Introduction
     In this section, we will provide an overview and analysis of our compensation programs and policies, the material compensation decisions we have made under those programs and policies, and the material factors that we considered in making those decisions. Later in this proxy statement under the heading “Executive Compensation,” we have included a series of tables containing specific information about the compensation earned or paid in 2006 to the individuals named in the Summary Compensation Table, whom we refer to as our named executive officers.
     The discussion below is intended to enhance the understanding of the detailed information provided in those tables and put that information into context within our overall compensation program.
Compensation Philosophy and Objectives
     We have a standing Compensation Committee of our independent Board of Directors. The Compensation Committee is charged with responsibility to oversee the Company’s compensation policies and programs, including developing compensation, providing oversight of the implementation of the policies and benefit plans, and specifically addressing the compensation of the Company’s executive officers. The Compensation Committee views compensation as a key factor in our ability to execute our corporate strategy.
     Our corporate strategy is to: (i) build, position and capitalize on the strength of our established footwear and apparel brands, (ii) develop innovative products and relevant technologies that will differentiate our footwear and apparel products from our competitors; (iii) offer superior customer service; and (iv) expand and enhance our network of sales channels and customer base. In order to achieve these strategic goals we must recruit, motivate and retain the best talent possible and those employees must work as a cohesive team with common goals.
     Our compensation philosophy is based on a foundation of pay-for-performance. Our compensation programs, when taken in total, are intended to:
•	Attract highly talented employees;

•	Motivate employees to high levels of individual and company performance;

•	Retain needed key resources; and

•	Link employee compensation to the creation of shareholder value.
     We have built a compensation program that we believe incorporates pay-for-performance elements at the individual and corporate level and which ties compensation incentives to the Company’s profitable growth objectives. Because we expect profitable growth to enhance shareholder value, we believe our compensation program ties our employees’ and executives’ incentives to the best interests of our shareholders. Our compensation program has three distinct components that apply to each of our executive and non-union employees. These three components are:
•	Base pay;

•	Annual incentive compensation; and

•	Equity compensation in the form of non-qualified stock options.
Elements of our Compensation Program
     Base Pay. We view base pay as compensation for the core competencies each employee brings to the Company.
     To the extent possible, we use market data to establish the base pay of our highly compensated employees. This includes several survey sources including Salary.com CompAnalyst, and Salary.com CompAnalyst Executive. We benchmark against national data for non-durable goods manufacturing companies with revenues between $100M-$200M. In addition, we review industry surveys including the Footwear Industry Compensation Survey (19 footwear companies) and the Apparel Industry Compensation Survey. Most of the companies in these surveys are substantially larger than LaCrosse, so we adjust the results accordingly. We also review the publicly available proxy statements of select competitors. We continually monitor relevant industry data to ensure our competitive position. We strive to set our total compensation package at about 100% of the relevant market average; however, each compensation decision is made based on, and can be significantly impacted by, the experience and performance of the individual employee.
     Every employee is reviewed annually for performance and, if appropriate, receives a merit pay increase consistent with their individual performance rating and relevant market data. A merit pay matrix is created wherein each employee is rated on a one to five scale based on individual performance and position in pay range as a guide to set annual merit pay increases. In addition to upward adjustments of base pay based upon individual performance reviews, we may make adjustments to an individual’s base pay if it is determined that such individual’s base pay is below target market rates. Base pay increases for our Chief Executive Officer and Chief Financial Officer are effective January 1st of each year. All other employee merit increases are effective on or about March 1st of each year. For 2006, our named executive officers received base pay increases including merit and market adjustments ranging from 3.2% to 10.1% over their 2005 base pay. For 2007, the Compensation Committee has approved base pay increases for executive officers ranging from 0% to 8.6% over their 2006 base pay.
     Annual Incentive Compensation. We view our annual incentive compensation program as a means by which to tie the cash compensation of our executive officers to a group of performance targets the achievement of which we expect will enhance the Company’s value.
     All executive officers, as well as all non-union employees are eligible to receive incentive compensation equal to a predetermined percentage of their base pay; we refer to this percentage of base pay as “target incentive compensation.” The amount of target incentive compensation is based on the individual’s past and potential impact on the Company’s results, as well as market competitive data for similar positions. During 2006, target incentive compensation for our named executive officers was set as a percentage of each such officer’s base pay as follows: (i) Mr. Schneider, 100%; (ii) Mr. Carlson, 70%; (iii) Mr. Rebello, 35%; (iv) Mr. Rinehart, 40%; (v) Mr. Sorensen, 35%; and (vi) Mr. Strouse, 40%. The individual’s base pay, plus their target incentive compensation is the total target cash compensation for the year.
     The percentage of target incentive compensation our employees ultimately receive is determined by the Company’s performance relative to performance targets set by the Compensation Committee at the beginning of each year. The Compensation Committee sets annual performance targets for net sales growth, operating profit and inventory turns. The Company’s targets are set based on several factors, including benchmarks for sales growth, profits and inventory turns by comparable companies that are judged as performing above industry averages, and the Company’s past and anticipated future performance.
     The annual incentive compensation drives performance by targeting the financial measures that have the greatest ability to increase shareholder value, which we have identified as profitable sales growth while maintaining a healthy balance sheet. The selected metrics are sales growth, operating profit, and inventory turns. We selected inventory turns, as it is a key operating and balance sheet factor.
     The level of incentive compensation paid is determined using a weighted average of the Company’s performance against these targets. Incentive compensation will pay out at 100% of target if the Company achieves 100% of the target for the three measured factors. Performance below the targets will yield incentive compensation below target. Performance above the targets will yield incentive compensation payment above target. We do not pay any incentive compensation if operating profit falls below 70% of the target. The ultimate payout of incentive compensation is based solely on these metrics and no discretion may be used to increase or decrease an award. Employees must be in good standing in terms of performance as of the date of payout to be eligible for the incentive compensation payment. Employee performance is evaluated annually on a scale of 1 to 5. Employees with performance evaluations at or above a 3 level, who are not on a corrective action plan, are considered to be in good standing. In 2006, the incentive compensation plan paid 111% of target, computed as follows:
Net Sales Growth — achieved 98% of target (weighted 40%)
Operating Profit — achieved 90% of target (weighted 40%)
Inventory Turns — achieved 177% (weighted 20%)
Weighted Average Amount Achieved — 111%
     Equity Compensation — Stock Options. We believe to effectively build long-term value in the Company, the interests of all our employees must be aligned with the interests of our shareholders. To this end, all of our non-union employees are eligible for annual non-qualified stock option awards. Typically, more than 95% of eligible employees receive a stock option award.
     We grant stock option awards on the first business day of each year. We have historically used this date as the grant date and plan to continue to do so. On January 2, 2006,

non-qualified stock options to purchase an aggregate of 134,700 shares were granted to 113 employees. On January 2, 2007, non-qualified stock options to purchase an aggregate of 125,150 shares were granted to 124 employees. In addition to annual grants of stock options, employees may receive additional options in connection with significant promotions. Certain new hires may also receive stock option grants on their hire date. Information regarding the number of options granted to our named executive officers in 2006 is contained in the table labeled “Grants of Plan Based Awards” under the heading “Executive Compensation.”
     The number of stock options reserved for grant during a particular year is determined by the Compensation Committee. In making such determination, the Compensation Committee seeks to accomplish the stated goal of aligning our employees’ incentives with the interests of our shareholders, while also seeking to ensure that no significant dilution of our outstanding common stock occurs. The Compensation Committee has historically reserved for annual grants of options a number of shares equal to approximately 3% of our issued and outstanding common stock. Other than grants to our executive officers, individual stock option grants are recommended to the Compensation Committee by management and are based on such individual’s potential and historical impact on our financial results. Such impact is measured primarily through salary grades and subjective indicators of past performance. Individuals in higher pay grades with top performance will receive larger grants than employees in lower pay grades with lower performance. Our Chief Executive Officer receives the largest grant (typically 15-20% of available budgeted options) and the grant sizes decrease down through the organization. We also assess the value of stock options granted to executives relative to competitor market data. Typically our stock option grants to individual executives are modest in comparison to our competitors due to our policy of granting options to non-union employees at all levels of the Company. As the employee population grows, we expect that the average size of individual grants will decrease.
     In late 2006, the Board of Directors changed the definition of “fair market value” for purposes of establishing the exercise price of options granted after such time. “Fair market value” was formerly defined as the average of the high and low prices of our common stock on the grant date, as reported on the NASDAQ Global Market, but is now defined as the closing price of our common stock on the grant date. The Board of Directors made the change because the closing price is a more common method of pricing options and because the Securities Exchange Commission has implemented additional disclosure obligations with respect to options priced other than by reference to the closing price on the grant date. The 2007 Long-Term Incentive Plan, as submitted for shareholder approval, contains a change of control provision pursuant to which all stock options granted pursuant to the 2007 Long-Term Incentive Plan would become immediately exercisable without regard to contingent vesting provision upon a change of control event as defined in the plan.
     Perquisites and Other Benefits. The Committee has determined at this time that we do not need to offer our executives and employees deferred compensation plans or executive perquisites beyond minimal perquisites. Currently, we do not have any stock or equity arrangements other than non-qualified stock options, and we have not offered our employees supplemental retirement plans. Executive officers receive standard benefits consistent with other employees for health, dental and life insurance, and employer matching contributions to employee retirement savings plans.
Role of Executive Officers and Others in Determining Compensation
     Our senior management team, specifically the Chief Executive Officer, Chief Financial Officer, Corporate Controller and Vice President of Human Resources, evaluate competitive market data and recommend compensation plans to the Compensation Committee that are consistent with our stated compensation philosophy. The Compensation Committee has delegated to these members of senior management responsibility for granting new hire stock options to non-executives, within the limits set by the Compensation Committee.
     The Compensation Committee may engage third party compensation consultants, however no such consultants were engaged in 2006. In addition, the Compensation Committee regularly calls upon our Vice President of Human Resources, J. Gary Rebello, for advice and market analysis. Mr. Rebello is a Certified Compensation Professional with more than 20 years of executive compensation experience.
Impact of Accounting and Tax Treatment of Compensation
     The accounting and tax treatment of compensation generally has not been a factor in determining the amounts of compensation for our executive officers. However, the Compensation Committee and management have considered the accounting and tax impact of various program designs to balance the potential cost with the benefit and value to the executive.
     With regard to Section 162(m) of the Internal Revenue Code of 1988, as amended, it is the Compensation Committee’s intent to maximize deductibility of executive compensation while retaining some discretion needed to compensate executives in a manner commensurate with performance and the competitive landscape for executive talent.
     Our current Long-Term Incentive Plan, as it has been approved by shareholders, limits the granting of equity-based incentives to the form of stock options only. Stock options have historically received favorable accounting and tax treatment. However, beginning in 2006, the accounting treatment for stock options changed as a result of Statement of Financial Accounting Standards No. 123R, making the accounting treatment of stock options less attractive. As a result, the 2007 Long-Term Incentive Plan was approved by the Board of Directors on March 12, 2007 and will be submitted for shareholder approval at our Annual Meeting of Shareholders scheduled for May 1, 2007. In addition to stock options, the 2007 Long-Term Incentive Plan will allow for the granting of restricted stock to vest on the basis of either time or performance. See “PROPOSAL 3 — APPROVE THE LACROSSE FOOTWEAR, INC. 2007 LONG-TERM INCENTIVE PLAN” for further information. The mix of stock options and restricted stock, which will be used for future grants is currently under review.

EXECUTIVE COMPENSATION
Executive Officers of the Registrant
     The following table sets forth certain information, as of March 2, 2007, regarding the executive officers of the Company.

Name	Age	Position
Joseph P. Schneider	47	President, Chief Executive Officer and Director
David P. Carlson	51	Executive Vice President, Chief Financial Officer, and Secretary
J. Gary Rebello	55	Vice President of Human Resources
C. Kirk Layton	51	Corporate Controller
Craig P. Cohen	40	Vice President of Demand Planning
Erron S. Sorensen	37	Vice President of Marketing
Kirk S. Nichols	38	Vice President of Sales
Robert G. Rinehart, Jr.	54	Vice President of Product Development
For information on Joseph P. Schneider’s business background, see “Election of Directors” above.
David P. Carlson was named Executive Vice President in August 2001 and Chief Financial Officer of the Company in April 2002. Mr. Carlson also served as President and Chief Operating Officer of Danner from August 2000 to August 2001. Prior thereto, he served as Vice President-Finance and Chief Financial Officer of Danner from March 1998, when he joined Danner, until August 2000.
J. Gary Rebello has served as the Vice President of Human Resources since joining the Company in 2005. Prior to joining LaCrosse, Mr. Rebello was the Vice President of Human Resources for Mentor Graphics, a leading supplier of design automation software, from 1996 to 2005.
C. Kirk Layton joined the Company in August 2006 as Corporate Controller. Prior to joining LaCrosse, Mr. Layton held various controller and financial director positions with Nike, Inc., a leading provider of athletic footwear and apparel, and Sequent Computer Systems, Inc. Prior to joining Sequent, Mr. Layton spent ten years in senior management roles with two national accounting firms.
Craig P. Cohen was named Vice President of Demand Planning of the Company in September 2006. Previously, Mr. Cohen served as the Director of Sourcing of the Company since December 2003 and Sourcing Manager of Danner, a subsidiary of the Company. Prior to that, Mr. Cohen held several management positions with Danner since joining the Company in January 1997.

Erron S. Sorensen was named Vice President of Marketing in September 2006. Prior to that, Mr. Sorensen served as the director of retail sales and marketing since joining the Company in March of 2005. Before joining the Company, Mr. Sorensen was the director of marketing for Entercom Broadcasting, a radio broadcasting company. Prior to working for Entercom, Mr. Sorensen held various marketing positions with Dr. Martens USA, a leading provider of industrial and fashion footwear, working both on the industrial and fashion businesses.
Kirk S. Nichols was named Vice President of Sales in September 2006. Mr. Nichols served as Director of International and Direct Sales for the Company since April 2005 and has held several other management positions since joining the Company in September of 1997. Prior to joining LaCrosse, Mr. Nichols spent five years with Columbia Sportswear, a leading provider of outdoor apparel and footwear.
Robert G. Rinehart, Jr. was named Vice President of Product Development in May 2006. Mr. Rinehart was Footwear Product Development Manager for Columbia Sportswear from 2004 to 2006. Prior to that, he held various management positions with LaCrosse over a 14-year period.
Each of the executive officers were elected to serve until the first meeting of the Board of Directors held after the annual meeting of the shareholders and until their respective successors are elected.

Summary Compensation Table
     The following table provides certain summary information concerning the compensation awarded to, earned by or paid to our (i) Principal Executive Officer (“PEO”); (ii) our Principal Chief Financial Officer (“PFO”), (iii) our three most highly compensated executive officers other than our PEO and PFO, who were serving as executive officers at the end of the last completed fiscal year and whose total compensation exceeded $100,000; and (iv) one additional individual for whom disclosure would have been provided except for the fact that he was not serving as an executive officer as of the end of the last completed fiscal year (herein referred to as the “named executive officers”) for the fiscal year ended December 31, 2006.

(all values expressed in dollars)
		Non Equity
		Incentive Plan	Option	All Other
Name	Salary	Compensation	Awards (2)	Compensation (3)	Total

Joseph P. Schneider	410,000	456,594	108,468	23,279	998,341

David P. Carlson	285,000	222,192	85,994	20,705	613,891

J. Gary Rebello	152,115	59,321	21,134	7,887	240,457

Robert G. Rinehart, Jr.	139,904	58,622	16,004	8,047	222,577

Erron S. Sorensen	139,384	44,557	10,094	5,978	200,013

David M. Strouse (1)	172,115	76,675	19,039	8,431	276,260

(1)	While an executive officer during 2006, Mr. Strouse was not an executive officer at December 31, 2006.

(2)	The Option Awards number in the table above is the compensation expense recognized in our consolidated financial statements before reduction for estimated future forfeitures for the year ended December 31, 2006. The fair value of options granted and related compensation expense included in our consolidated financial statements was determined using the Black-Scholes method, which requires several significant judgmental assumptions. Please refer to footnote 6, “Stock Options” to the consolidated financial statements for the year ended December 31, 2006 for information regarding the assumptions used to determine the fair value of options granted.

(3)	Please refer to the All Other Compensation Table for additional detail.

All Other Compensation
     The following table shows the components of All Other Compensation in the table above for the year ending December 31, 2006:

(all values expressed in dollars)
		Changes in	Life and
	Contributions to	Pension Plan	Disability	Family
	Retirement	Accumulated	Insurance	Travel	Tax
Name	Savings Plan*	Benefit	Premiums	Costs	Gross-ups	Other	Total

Joseph P. Schneider	14,961	1,614	2,556	3,248	782	118	23,279

David P. Carlson	15,061	—	3,379	1,263	884	118	20,705

J. Gary Rebello	7,629	—	258	—	—	—	7,887

Robert G. Rinehart, Jr.	4,438	3,389	122	—	38	60	8,047

Erron S. Sorensen	5,826	—	54	—	38	60	5,978

David M. Strouse	8,341	—	90	—	—	—	8,431

*	The Company has an employee retirement savings matching plan, which is classified as a defined contribution plan under Section 401(k) of the Internal Revenue Code. This plan allows employees to defer a portion of their annual compensation through pre-tax contributions. The Company matches 100% of the first 3% and 50% of the next 2% of the employee’s contributions, up to a maximum of 4% of the employee’s compensation.

Grants of Plan Based Awards
     The following table sets forth each award under non-equity incentive plans earned by the named executive officers and options granted during the year ended December 31, 2006:

		Estimated Future	All Other
		Payouts Under Non-	Option Awards:	Total
		Equity Incentive	Number of	Fair Value	Exercise Price
		Plan Awards	Securities Underlying	of Options	of Option
Name	Grant Date	Target (1) ($)	Options (2) (#)	Awarded ($)	Awards ($)

Joseph P. Schneider	1/2/2006	—	27,000	113,980	10.60
	12/9/2005	456,594	—	—	—

David P. Carlson	1/2/2006	—	20,000	84,430	10.60
	12/9/2005	222,192	—	—	—

J. Gary Rebello	1/2/2006	—	5,000	21,107	10.60
	12/9/2005	59,321	—	—	—

Robert G. Rinehart, Jr.	2/6/2006	—	7,500	28,973	11.31
	5/22/2006	—	3,000	13,235	12.12
	12/9/2005	58,622	—	—	—

Erron S. Sorensen	1/2/2006	—	2,500	9,647	10.60
	9/1/2006	—	3,000	13,238	12.92
	12/9/2005	44,557	—	—	—

David M. Strouse	1/2/2006	—	5,000	21,107	10.60
	12/9/2005	76,675	—	—	—

(1)	As of March 2, 2007, the Company had already made payments to its employees under the non-equity incentive plan. The amounts in the table above represent the actual payments made and are the same amounts as listed in the Summary Compensation Table.

(2)	The options granted in 2006 were valued using the Black-Scholes method and the fair value of the options granted less our estimate of future forfeitures will be amortized over the four-year vesting period. The amortization of these awards in 2006 is included as a component of the Option Awards column in the Summary Compensation Table.

Outstanding Equity Awards at Fiscal Year End
     The following table lists all equity awards outstanding as of December 31, 2006:

	Option Awards
	Number of Securities Underlying		Option	Option
	Unexercised Securities		Exercise	Expiration
Name	Exercisable (#)	Unexercisable (#)	Price ($)	Date

Joseph P. Schneider	2,500	—	14.25	January 2, 2008
	3,500	—	8.63	January 2, 2009
	5,000	—	4.44	January 3, 2010
	25,000	—	3.13	January 2, 2011
	18,680	4,670	3.40	January 2, 2012
	18,000	12,000	2.58	January 2, 2013
	16,000	24,000	7.70	January 2, 2014
	4,000	16,000	10.83	January 3, 2015
	—	27,000	10.60	January 2, 2013

	92,680	83,670

David P. Carlson	6,750	—	8.63	January 2, 2009
	1,250	—	4.44	January 3, 2010
	7,813	—	3.13	January 2, 2011
	12,000	3,000	3.40	January 2, 2012
	12,000	8,000	2.58	January 2, 2013
	12,000	18,000	7.70	January 2, 2014
	4,000	16,000	10.83	January 3, 2015
	—	20,000	10.60	January 2, 2013

	55,813	65,000

J. Gary Rebello	1,500	6,000	12.55	March 28, 2015
	—	5,000	10.60	January 2, 2013

	1,500	11,000

Robert G. Rinehart, Jr.	—	7,500	11.31	February 6, 2013
	—	3,000	12.12	May 22, 2013

	—	10,500

Erron S. Sorensen	500	2,000	12.98	March 21, 2015
	—	2,500	10.60	January 2, 2013
	—	3,000	12.92	September 1, 2013

	500	7,500

David M. Strouse	1,000	4,000	10.30	January 28, 2015
	500	2,000	10.83	August 1, 2015
	—	5,000	10.60	January 2, 2013

	1,500	11,000

Outstanding Equity Awards at Fiscal Year End, Continued
The last stock option grant for each officer in the Outstanding Equity Awards at Fiscal Year End table (with expiration dates of January 2, 2013) has also been included in the grants of plan based awards table above and does not represent additional compensation during the current year. Listed below are the vesting dates of each of the remaining outstanding unexercisable shares at December 31, 2006 from the table above:

Expiration Date	Vesting Dates of Remaining Unexercisable Shares
January 2, 2012	100% January 2, 2007;
January 2, 2013	50% January 2, 2007;	50% January 2, 2008;
January 2, 2013	25% January 2, 2007;	25% January 2, 2008;	25% January 2, 2009;	25% January 2, 2010
February 6, 2013	25% February 6, 2007;	25% February 6, 2008;	25% February 6, 2009;	25% February 6, 2010
May 22, 2013	25% May 22, 2007;	25% May 22, 2008;	25% May 22, 2009;	25% May 22, 2010
September 1, 2013	25% September 1, 2007;	25% September 1, 2008;	25% September 1, 2009;	25% September 1, 2010
January 2, 2014	33% January 2, 2007;	33% January 2, 2008;	33% January 2, 2009;
January 3, 2015	25% January 3, 2007;	25% January 3, 2008;	25% January 3, 2009;	25% January 3, 2010
January 28, 2015	25% January 28, 2007;	25% January 28, 2008;	25% January 28, 2009;	25% January 28, 2010
March 21, 2015	25% March 21, 2007;	25% March 21, 2008;	25% March 21, 2009;	25% March 21, 2010
March 28, 2015	25% March 28, 2007;	25% March 28, 2008;	25% March 28, 2009;	25% March 28, 2010
August 1, 2015	25% August 1, 2007;	25% August 1, 2008;	25% August 1, 2009;	25% August 1, 2010
Option Exercises
     Only one named executive officer exercised stock options during 2006. The table below shows the details of that transaction:

		Number of	Value
		Shares Acquired	Realized on
Name	Date	on Exercise	Exercise
Joseph P. Schneider	12/28/2006	2,500	$6,125

Pension Benefits
     The LaCrosse Footwear, Inc. Retirement Plan (the “Salaried Plan”) covers a portion of the salaried employees of the Company. The table below illustrates the estimated annual benefits payable as a single life annuity upon retirement pursuant to the current Salaried Plan formula for various levels of compensation and years of service, assuming retirement after attainment of age 65 during 2006.

Average Annual	Years of Service
Compensation	15	20	25	30	35

$100,000	$12,750	$17,000	$21,250	$25,500	$29,750
125,000	15,938	21,250	26,563	31,875	37,188
150,000	19,125	25,500	31,875	38,250	44,625
175,000	22,313	29,750	37,188	44,625	52,063
200,000	25,500	34,000	42,500	51,000	59,500
225,000	28,688	38,250	47,813	57,375	66,938
     The Salaried Plan is a qualified noncontributory plan that provides for fixed benefits to participants and their survivors in the event of normal (age 65) or early (age 55) retirement.
     Compensation covered by the Salaried Plan is a participant’s total remuneration, including salary and non-equity incentive plan compensation, as shown in the Summary Compensation Table, but excluding fringe and welfare benefits. Benefits are based on a participant’s average monthly compensation for the 60 consecutive calendar months of the 120 calendar months preceding termination of employment for which his or her compensation was the highest. Under the Salaried Plan, only compensation up to the limits imposed by the Internal Revenue Code is taken into account. Benefits are not subject to any deduction for Social Security or other offset amounts.
     The following table shows the years of credited service and present value of accumulated benefits for each of the named executive officers who are participants in the Salaried Plan:

		Years of	Present Value of	Payments
		Credited	Accumulated	During Last
Name	Plan Name	Service (1)	Benefit (2)	Fiscal Year

Joseph P. Schneider	Salaried Plan	10.6	$21,321	$—

Robert G. Rinehart, Jr.	Salaried Plan	12.0	$44,145	$—

(1)	The Company froze the Salaried Plan, effective August 30, 2002, such that participants will not accrue any additional benefits regardless of any increases in their compensation or completion of additional years of credited service after such date. Participants are fully vested in their accrued benefits under the Salaried Plan as of August 30, 2002, which are based upon their then average monthly compensation and years of credited service.

(2)	Please refer to footnote 7, “Compensation and Benefit Agreements” to the consolidated financial statements for the year ended December 31, 2006 for the assumptions used in determining the present value of accumulated benefit included in the table above.
Severance and Change of Control Agreements
The Company does not have any severance or change in control agreements with any of its executive officers. All stock options granted pursuant to the 2007 Long-Term Incentive Plan, should it be approved by the Company’s shareholders, shall become immediately exercisable, without regard to any contingent vesting provision, upon the occurrence of any of the following events: (i) the sale, liquidation or other disposition of all or substantially all of the Company’s assets; (ii) a merger or consolidation of the Company with one or more corporations as a result of which, immediately following such merger or consolidation, the Company’s shareholders as a group hold less than a majority of the outstanding capital stock of the surviving corporation; or (iii) as the result of a tender or exchange offer made directly to the Company’s shareholders, any person or entity, including any “person” as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), becomes the “beneficial owner”, as defined in the Exchange Act, of shares of the Company’s common stock representing 50% or more of the combined voting power of the Company’s voting securities.

COMPENSATION COMMITTEE REPORT
     The Compensation Committee of the Board is responsible for all aspects of the Company’s compensation package offered to its corporate officers, including the named executive officers. The Compensation Committee prepared the following report:
     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on such review and discussions, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K and Proxy Statement.
LACROSSE FOOTWEAR, INC.
COMPENSATION COMMITTEE
Charles W. Smith, Chairman
Stephen F. Loughlin
Luke E. Sims
William H. Williams
Compensation Committee Interlocks and Insider Participation
     The current members of the Compensation Committee are identified above. All members of this committee are considered to be independent under applicable Securities Exchange Commission and NASDAQ Global Market rules. None of the members of our Compensation Committee is now or was previously an officer or employee of the Company. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.
Equity Compensation Plan Information
     As of December 31, 2006, there were no equity compensation plans that had not been approved by the Company’s shareholders. Under the current equity compensation plans, 749,722 shares of the Company’s common stock may be issued upon exercise of all outstanding options, which have a weighted average exercise price of $8.04 per share. The Company also has 261,000 shares remaining available for future issuance under equity compensation plans (excluding shares listed above).

Transactions with Related Persons
     The Company’s Board of Directors recognizes that related person transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof) and therefore has adopted a related person transaction policy, which shall be followed in connection with all related person transactions. Specifically, this policy addresses our procedures for the review, approval and ratification of all related person transactions.
     The Board of Directors has determined that the Audit Committee of the Board is best suited to review and approve related person transactions. Accordingly, any related person transactions recommended by management shall be presented to the Audit Committee for approval at a regularly scheduled meeting of the Audit Committee. Any “transaction” with a “related person” (as such terms are defined in Item 404 of Regulation S-K) shall be consummated or shall continue only if the Audit Committee approves the transaction, the disinterested members of the Board of Directors approve the transaction, or the transaction involves compensation approved by the Company’s Compensation Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers to file reports concerning their ownership of Company equity securities with the Securities and Exchange Commission and the Company. Based solely on a review of copies of such forms furnished to us and written representations from executive officers, directors and 10% shareholders, we believe that all Section 16(a) filing requirements during 2006 were met, except that Darrin McClintock, a former executive officer of the Company, failed to timely file a Form 4 with respect to a single transaction in 2006 involving the acquisition of 2,700 shares of the Company’s common stock through exercise of stock options.

MISCELLANEOUS
Independent Auditors
     McGladrey & Pullen, LLP acted as the independent registered public accounting firm for the Company in 2006 and will be similarly appointed to act in 2007. Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.
Independent Auditors’ Fees
     In connection with the fiscal years ended December 31, 2006 and 2005, McGladrey & Pullen, LLP and its related entity RSM McGladrey, Inc., provided various audit and non-audit services to the Company and billed the Company for these services as follows:
(a)	Audit Fees. Fees for audit services totaled $258,423 and $232,180 in 2006 and 2005, respectively, including fees for the annual audits and the reviews of the Company’s quarterly reports on Form 10-Q. The increase in 2006 reflects fees associated with new accounting pronouncements and general fee increases.

(b)	Audit-Related Fees. Fees for audit-related services totaled $13,100 and $14,650 in 2006 and 2005, respectively. These services related to responding to technical and accounting questions and the related research, and meetings with management.

(c)	Tax Fees. Fees for tax services, including preparation of the corporate income tax returns and related filings and other tax compliance assistance, totaled $20,000 in 2005.

(d)	All Other Fees. There were no other services provided by McGladrey & Pullen, LLP or RSM McGladrey, Inc., not included above, in either 2006 or 2005.
The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm on a case-by-case basis. In connection with the approval of the annual audit services and related Audit Fees, the Audit Committee also pre-approves certain Audit-Related Fees relating to the independent registered public accounting firm responding to and researching technical accounting questions and other matters related to the financial statements under audit. All of the services provided by the independent registered public accounting firm during 2006 and 2005, including services related to the Audit-Related Fees and Tax Fees, have been approved by the Audit Committee under its pre-approval process. The Audit Committee has considered whether the provision of services related to the Audit-Related Fees, Tax Fees and All Other Fees was compatible with maintaining the independence of McGladrey & Pullen, LLP and determined that such services did not adversely affect the independence of McGladrey & Pullen, LLP.

Shareholder Proposals
     Proposals which shareholders of the Company intend to present at and have included in the Company’s proxy statement for the 2008 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), must be received by the Company by the close of business on December 1, 2007. Additionally, if the Company receives notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., proposals shareholders intend to raise at the 2008 annual meeting of shareholders but do not intend to have included in the Company’s proxy statement for such meeting) after February 14, 2008, the persons named in the proxies solicited by the Board of Directors of the Company for the 2008 annual meeting of shareholders may exercise discretionary voting power with respect to such proposal.
Solicitation of Proxies
     The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited personally and by telephone by certain officers and regular employees of the Company. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold common stock.
Annual Report on Form 10-K
     We are mailing you our Annual Report on Form 10-K for the year ended December 31, 2006 with this proxy statement. Additional copies of our Annual Report on Form 10-K can be obtained at no charge by contacting the Secretary of the Company at LaCrosse Footwear, Inc., 17634 NE Airport Way, Portland, Oregon 97230. You can find our SEC filings, including our 2006 Form 10-K, on our website at www.lacrossefootwearinc.com, or through the SEC’s website at www.sec.gov.

By Order of the Board of Directors LACROSSE FOOTWEAR, INC. David P. Carlson Secretary
March 30, 2007

APPENDIX A
LACROSSE FOOTWEAR, INC.
2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN,
AS AMENDED AND RESTATED
Section 1. Establishment
     LACROSSE FOOTWEAR, INC. (the “Company”) hereby establishes a stock option plan for Non-employee Directors, as described herein, which shall be known as the “LACROSSE FOOTWEAR, INC. 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN, as AMENDED AND RESTATED” (the “Plan”). It is intended that only nonstatutory stock options may be granted under the Plan.
Section 2. Purpose
     The purpose of the Plan is to promote the long-term growth and financial success of the Company. The Plan is intended to secure for the Company and its shareholders the benefits of the long-term incentives inherent in increased common stock ownership by members of the Board who are not employees of the Company or its Affiliates. It is intended that the Plan will induce and encourage highly experienced and qualified individuals to serve on the Board and assist the Company in promoting a greater identity of interest between the Non-employee Directors and the shareholders of the Company.
Section 3. Definitions
     The following terms shall have the respective meanings set forth below, unless the context otherwise requires:
     (a) “Affiliate” shall mean any corporation, partnership, joint venture, or other entity in which the Company holds an equity, profit, or voting interest of more than fifty percent (50%).
     (b) “Board” shall mean the Board of Directors of the Company.
     (c) “Code” shall mean the Internal Revenue Code of 1986, as amended.
     (d) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
     (e) “Fair Market Value per Share” shall mean (i) if Shares are listed on the NASDAQ Stock Market, the closing per share sales price on the date of grant as reported by the NASDAQ Stock Market, or (ii) if Shares are listed on the New York Stock Exchange (“NYSE”), the closing per share sales price on the NYSE on the date of grant, or (iii) if Shares are not traded on any such exchange, the average of the closing bid and asked prices of a Share last quoted on the date of grant by an established quotation service for over-the-counter securities. If there is no such reported price for Shares on the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.
     (f) “Non-employee Director” shall mean a member of the Board who is not an employee of the Company or any Affiliate.
     (g) “Shares” shall mean shares of common stock of the Company, $.01 par value per share, and such other securities or property as may become subject to Options pursuant to an adjustment made under Section 11 of the Plan.
Section 4. Effective Date of the Plan
     The effective date of the Plan is the date of its adoption by the Board, December 11, 2000, subject to the approval and ratification of the Plan by the shareholders of the Company, and any and all awards made under the Plan prior to such approval shall be subject to such approval.
Section 5. Shares Available for Options
     Subject to adjustment in accordance with the provisions of Section 11, the number of Shares which may be issued pursuant to the Plan shall not exceed 250,000. Such Shares may be authorized and unissued Shares or treasury shares. If, after the effective date of the Plan, any Options terminate, expire or are canceled prior to the delivery of all of the Shares issuable thereunder, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Option, to the extent of any such termination, expiration or cancellation, shall again be available for the granting of additional Options under the Plan. If the exercise price of any Option granted under the Plan is satisfied by tendering Shares (by either actual delivery or by attestation), only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.
Section 6. Plan Operation
     (a) Formula Plan. The Plan is intended to meet the “formula” plan requirements of Rule 16b-3 (or any successor provision thereto), as interpreted, adopted under the Exchange Act and accordingly is intended to be self-governing.
     (b) Administration. The Plan shall be administered by the Board. The Board may, by resolution, delegate part or all of its administrative powers with respect to the Plan. The Board shall have all of the powers vested in it by the terms of the Plan, such powers to include the authority, within the limits prescribed herein, to establish the form of the agreement embodying grants of Options made under the Plan. The Board shall, subject to the provisions of the Plan, have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable, such administrative decisions of the Board to be final and conclusive. Except to the extent prohibited by applicable law, the Board may authorize any one or more of their number or the

Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board.
Section 7. Nonstatutory Stock Option Awards to Non-employee Directors
     (a) Eligibility. Non-employee Directors shall automatically be granted Options under the Plan in the manner set forth in this Section 7 for no cash consideration. A Non-employee Director may hold more than one Option under the Plan in his or her capacity as a Non-employee Director of the Company, but only on the terms and subject to the conditions set forth herein. All options granted to Non-employee Directors pursuant to the Plan shall be nonstatutory stock options which do not qualify for special tax treatment under Code Sections 421 or 422.
     (b) Grants.
     (i) Initial Grant. Any person who first becomes a new Non-employee Director after January 1, 2004, but prior to January 1, 2005, shall be granted an option (an “Option”) to purchase three thousand (3,000) Shares under the Plan upon the latter of first becoming a Non-employee Director or May 4, 2004. Any person who first becomes a new Non-employee Director on or after January 1, 2005 shall be granted an Option to purchase five thousand (5,000) Shares under the Plan upon first becoming a Non-employee Director.
     (ii) Annual Grants. On the first business day of January in each of 2001, 2002, 2003 and 2004, each Non-employee Director at such time shall be granted an Option to purchase three thousand (3,000) Shares under the Plan. On the first business day of January 2005 and on the first business day of January in each calendar year thereafter so long as the Plan remains in effect and a sufficient number of Shares are available under the Plan, each Non-employee Director at such time shall be granted an Option to purchase five thousand (5,000) Shares under the Plan.
     (iii) Terms. The price per Share of the Company’s common stock which may be purchased upon exercise of an Option shall be one hundred percent (100%) of the Fair Market Value per Share on the date the Option is granted. Such exercise price shall be subject to adjustment as provided in Section 11 hereof. Unless terminated earlier pursuant to the provisions of Section 9 hereof, the term of each Option granted to a Non-employee Director prior to May 1, 2007 shall be for ten (10) years from the date of grant, and the term of each Option granted to a Non-employee Director on or after May 1, 2007 shall be seven (7) years.
     (c) Option Agreement. Each Option granted under the Plan shall be evidenced by a written agreement in such form as the Board shall from time to time adopt. Each agreement shall be subject to, and incorporate, by reference or otherwise, the applicable terms of the Plan.
     (d) Option Period. No Option shall be granted under the Plan after the tenth anniversary of the effective date of the Plan. However, the term of any Option theretofore granted may extend beyond such date. Options shall automatically be granted to Non-employee Directors under the Plan only for so long as the Plan remains in effect and a sufficient number of Shares are available hereunder for the granting of such Options.

     (e) Vesting. Except as otherwise provided in Section 9 hereof, (i) an Option granted prior to May 1, 2007 cannot be exercised prior to the first anniversary of the date of grant and thereafter may only be exercised with respect to twenty percent (20%) of the Option Shares on and after the first anniversary of the date of grant, with respect to forty percent (40%) of the Option Shares on a cumulative basis on and after the second anniversary of the date of grant, with respect to sixty percent (60%) of the Option Shares on a cumulative basis on and after the third anniversary of the date of grant, with respect to eighty percent (80%) of the Option Shares on a cumulative basis on and after the fourth anniversary of the date of grant and in full on and after the fifth anniversary of the date of grant; and (ii) an Option granted on or after May 1, 2007 cannot be exercised prior to the first anniversary of the date of grant and thereafter may only be exercised with respect to twenty-five percent (25%) of the Option Shares on and after the first anniversary of the date of grant, with respect to fifty percent (50%) of the Option Shares on a cumulative basis on and after the second anniversary of the date of grant, with respect to seventy-five percent (75%) of the Option Shares on a cumulative basis on and after the third anniversary of the date of grant and in full on and after the fourth anniversary of the date of grant.
Section 8. Exercise of Option
     An Option may be exercised, subject to limitations on its exercise and the provisions of Section 9, from time to time, only by (i) providing written notice of intent to exercise the Option with respect to a specified number of Shares; and (ii) payment in full to the Company of the exercise price at the time the Option is exercised (except that, in the case of an exercise under paragraph (iii) below, payment may be made as soon as practicable after the exercise). Payment of the exercise price may be made:
     (i) in cash or by certified check,
     (ii) by delivery to the Company of Shares which shall have been owned for at least six (6) months and have a Fair Market Value per Share on the date of surrender equal to the exercise price, or
     (iii) by delivery (including by fax) to the Company or its designated agent of a properly executed exercise notice together with irrevocable instructions to a broker to sell or margin a sufficient portion of the Option Shares and promptly deliver to the Company the sale or margin loan proceeds required to pay the exercise price.
Section 9. Effect of Termination of Membership on the Board; Change of Control
     (a) If a Non-employee Director ceases being a director of the Company due to the director’s voluntary decision to resign or voluntary decision not to stand for reelection to the Board, in either case prior to reaching age 70, Options previously issued to such Non-employee Director shall remain exercisable, to the extent they were exercisable at the time of termination, for a period of three (3) months after such termination of service, subject to the condition that no Option shall be exercisable after the expiration of the term of the Option.

     (b) If a Non-employee Director ceases being a director of the Company for any reason other than the reason identified in subparagraph (a) of this Section 9, then upon the date of termination of service as a director all Options previously issued to such Non-Employee Director shall become immediately exercisable, without regard to the vesting restrictions of Section 7(e), and such Options shall remain exercisable for twenty-four (24) months after such termination, subject to the condition that no Option shall be exercisable after the expiration of the term of the Option.
     (c) All Options granted pursuant to the Plan shall become immediately exercisable, without regard to the vesting restrictions of Section 7(e), upon the occurrence of any of the following events: (i) the sale, liquidation or other disposition of all or substantially all of the Company’s assets; (ii) a merger or consolidation of the Company with one or more corporations as a result of which, immediately following such merger or consolidation, the shareholders of the Company as a group hold less than a majority of the outstanding capital stock of the surviving corporation; or (iii) as the result of a tender or exchange offer made directly to the shareholders of the Company, any person or entity, including any “person” as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), becomes the “beneficial owner”, as defined in the Exchange Act, of shares of the Common Stock representing fifty percent (50%) or more of the combined voting power of the voting securities of the Company.
Section 10. Transferability of Options
     The Options and rights under the Options are not assignable, alienable, saleable or transferable by a Non-employee Director otherwise than by will or by the laws of descent and distribution, and may be exercised during the lifetime of the Non-employee Director only by such individual or, if permissible under applicable law, by such individual’s guardian or legal representative, except that a Non-employee Director may, to the extent allowed by the Board and in a manner specified by the Board, (a) designate in writing a beneficiary to exercise the Option after the Non-employee Director’s death; and (b) transfer any Option.
Section 11. Capital Adjustment Provisions
     In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event (individually referred to as “Event” and collectively referred to as “Events”) affects the Shares, then an appropriate adjustment will be made in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Accordingly, the Board shall adjust any or all of (i) the number and type of Shares subject to the Plan and which thereafter may be made the subject of Options under the Plan; (ii) the number and type of Shares subject to outstanding Options; and (iii) the exercise price with respect to any Option (collectively referred to as “Adjustments”); provided, however, that Options subject to grant or previously granted to Non-employee Directors under the Plan at the time of any such Event shall be subject to only such Adjustments as shall be necessary to maintain the proportionate interest of the Non-employee Directors and preserve, without exceeding, the value of such Options
Section 12. Amendment and Termination of the Plan
     The Plan shall terminate on December 11, 2010, unless sooner terminated as herein provided. The Board may at any time amend, alter, suspend, discontinue or terminate the Plan. Termination of the Plan shall not affect the rights of Non-employee Directors with respect to Options previously granted to them, and all unexpired Options shall continue in force and effect after termination of the Plan, except as they may lapse or be terminated by their own terms and conditions. Any amendment to the Plan shall become effective when adopted by the Board, unless specified otherwise. Rights and obligations under any Option granted before any amendment of this Plan shall not be materially and adversely affected by amendment of the Plan, except with the consent of the person who holds the Option, which consent may be obtained in any manner that the Board deems appropriate.
Section 13. General Provisions
     (a) Other Compensation. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements for Non-employee Directors, and such arrangements may be either generally applicable or applicable only in specific cases.
     (b) Rights of Directors. The grant of an Option to a Non-employee Director pursuant to the Plan shall confer no right on such Non-employee Director to continue as a director of the Company. Except for rights accorded under the Plan, Non-employee Directors shall have no rights as shareholders with respect to Shares covered by any Option until the date of issuance of the stock certificates to the Non-employee Director and only after such Shares are fully paid. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock is issued.
     (c) Securities Laws. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.
     (d) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Wisconsin and applicable federal law.
     (e) Miscellaneous. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision hereof.

APPENDIX B
LACROSSE FOOTWEAR, INC.
2007 LONG-TERM INCENTIVE PLAN
Section 1. Purpose
     The purpose of the LaCrosse Footwear, Inc. 2007 Long-Term Incentive Plan (the “Plan”) is to advance the interests of LaCrosse Footwear, Inc., a Wisconsin corporation (“LaCrosse Footwear”), and its Subsidiaries (LaCrosse Footwear and its Subsidiaries hereinafter collectively, the “Corporation”), by enhancing the Corporation’s ability to attract and retain highly qualified personnel and aligning the long-term interests of participants with those of shareholders. This Plan permits the grant of stock options and stock, each of which shall be subject to such conditions based upon continued employment, passage of time or satisfaction of performance criteria as shall be specified pursuant to the Plan.
Section 2. Definitions
(a)	“Award” means a stock option or restricted stock granted to a Participant pursuant to the Plan.

(b)	“Board of Directors” means the Board of Directors of LaCrosse Footwear.

(c)	“Code” shall mean the Internal Revenue Code of 1986, as such is amended from time to time, and any reference to a section of the Code shall include any successor provision of the Code.

(d)	“Committee” shall mean the committee appointed by the Board of Directors from among its members to administer the Plan pursuant to Section 3.

(e)	“Common Stock” shall mean the common stock, $0.01 par value per share, authorized for issuance by LaCrosse Footwear.

(f)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and any reference to a section of the Exchange Act shall include any successor provision of the Exchange Act.

(g)	“Executive Officer” shall mean any “officer” of LaCrosse Footwear as such term is defined in Rule 16a-1 under the Exchange Act.

(h)	“Fair Market Value” shall mean (i) if the Common Stock is listed on the NASDAQ Stock Market, the closing per share sales price for the Common Stock on the date of grant as reported by the NASDAQ Stock Market, or (ii) if the Common Stock is listed on the New York Stock Exchange (“NYSE”), the closing per share sales price for the Common Stock on the NYSE on the date of grant, or (iii) if the Common Stock is not traded on any such exchange, the average of the closing bid and asked prices of a Share last quoted on the date of grant by an established quotation service for over-the-counter securities. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.
(i)	“Outside Director” shall mean a member of the Board of Directors who is not otherwise an employee of the Corporation.

(j)	“Participants” shall mean those individuals to whom Awards have been granted from time to time and any authorized transferee of such individuals.

(k)	“Performance Award” means an Award that vests only upon the satisfaction of one or more of the Qualifying Performance Criteria specified in Section 10(b).

(l)	“Plan” means the LaCrosse Footwear, Inc., 2007 Long Term Incentive Plan.

(m)	“Share” shall mean a share of Common Stock or the number and kind of shares of stock or other securities which shall be substituted or adjusted for such shares as provided in Section 11.

(n)	“Subsidiary” means any corporation or entity in which LaCrosse Footwear owns or controls, directly or indirectly, fifty percent (50%) or more of the voting power or economic interests of such corporation or entity.
Section 3. Administration
     (a) Composition of Committee. This Plan shall be administered by the Committee. The Committee shall consist of two or more Outside Directors who shall be appointed by the Board of Directors. The Board of Directors shall fill vacancies on the Committee and may from time to time remove or add members of the Committee. The Board of Directors, in its sole discretion, may exercise any authority of the Committee under this Plan in lieu of the Committee’s exercise thereof and in such instances references herein to the Committee shall refer to the Board of Directors.
     (b) Delegation and Administration. The Committee may delegate to one or more separate committees (any such committee a “Subcommittee”) composed of one or more members of the Board of Directors (who may but need not be members of the Committee) the ability to grant Awards and take the other actions described in Section 3(c) with respect to any Participant who is not an Executive Officer, and such actions shall be treated for all purposes as if taken by the Committee. The Committee may delegate to one or more Executive Officers the authority to grant Awards to any Participant who is not an Executive Officer within parameters established by the Committee. Any action by any such Subcommittee or Executive Officer within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such Subcommittee. The Committee may delegate the administration of the Plan to an officer or officers of the Corporation, and such administrator(s) may have the authority to execute and distribute agreements or other documents evidencing or relating to Awards granted by the Committee under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Awards, to process or oversee the issuance of Shares upon the exercise, vesting and/or settlement of an Award, to interpret the terms of Awards and to take such other actions as the Committee may specify, provided that in no case shall any such administrator be authorized to grant Awards under the Plan. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such administrator, provided that the actions and interpretations of any such administrator shall be subject to review and approval, disapproval or modification by the Committee.
     (c) Powers of the Committee. Subject to the express provisions and limitations set forth in this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of the Plan, including, without limitation, the following:
(i) to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined herein;
(ii) to determine which persons are Participants, to which of such Participants, if any, Awards shall be granted hereunder, and the timing of any such Awards;
(iii) to grant Awards to Participants and determine the terms and conditions thereof, including the number of Shares subject to Awards and the exercise or purchase price of such Shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors;
(iv) to establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;
(v) to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical);
(vi) to determine whether, and the extent to which, adjustments are required pursuant to Section 12;
(vii) to interpret and construe the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Corporation; and
(viii) to make all other determinations deemed necessary or advisable for the administration of this Plan.

     (d) Effect of Change in Status. The Committee shall have the discretion to determine the effect upon an Award and upon an individual’s status as an employee under the Plan (including whether a Participant shall be deemed to have experienced a termination of employment or other change in status) and upon the vesting, expiration or forfeiture of an Award in the case of (i) any individual who is employed by an entity that ceases to be a Subsidiary, (ii) any leave of absence approved by the Corporation, (iii) any transfer between locations of employment with LaCrosse Footwear or a Subsidiary or between LaCrosse Footwear and any Subsidiary or between any Subsidiaries, (iv) any change in the Participant’s status from an employee to a consultant or member of the Board of Directors, or vice versa, and (v) any employee who at the request of the Corporation becomes employed by any partnership, joint venture, corporation or other entity not meeting the requirements of a Subsidiary.
     (e) Determinations of the Committee. All decisions, determinations and interpretations by the Committee regarding this Plan shall be final and binding on all Participants. The Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Corporation and such attorneys, consultants and accountants as it may select. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.
Section 4. Participants
     Awards under the Plan may be granted to any person who is (i) an employee of the Corporation, or (ii) a consultant who provides services to the Corporation; provided, that Non-Qualified Stock Options shall be granted only to persons as to which the Corporation is the “service recipient,” as such term is defined in Section 409A of the Code.
Section 5. Effective Date and Expiration of Plan
     (a) Effective Date. This Plan was approved by the Board of Directors on February 5, 2007 and will become effective on May 1, 2007 subject to shareholder approval at the 2007 Annual Meeting of the shareholders of LaCrosse Footwear.
     (b) Expiration Date. The Plan shall remain available for the grant of Awards until the earliest of (i) May 1, 2017 or (ii) the date on which all Shares available for issuance under the Plan have been issued as fully-vested Shares. The expiration of the Committee’s authority to grant Awards under the Plan will not affect the operation of the terms of the Plan or the Corporation’s and Participants’ rights and obligations with respect to Awards granted on or prior to the expiration date of the Plan.
Section 6. Shares Subject to the Plan
     (a) Aggregate Limits. Subject to adjustment as provided in Section 11, the aggregate number of Shares authorized for issuance as Awards under the Plan is Three Hundred Thousand (300,000), plus any Shares reserved under (i) the LaCrosse Footwear 1997 Employee Stock Incentive Plan, or (ii) the LaCrosse Footwear 2001 Stock Incentive Plan, each as amended, that are not subject to a grant on May 1, 2007 or as to which the option award is forfeited on or after May 1, 2007. The Shares subject to the Plan may be either Shares reacquired by LaCrosse Footwear, including Shares purchased in the open market, or authorized but unissued Shares. Any Shares subject to an Award which for any reason expires or terminates unexercised or is not earned in full may again be made subject to an Award under the Plan. The aggregate number of Shares available for issuance under the Plan shall be reduced by three (3) Shares for each Share delivered in settlement of any Restricted Stock Award, and one (1) Share for each Share delivered in settlement of a Stock Option Award.
     (b) Tax Code Limits. The aggregate number of Shares subject to Stock Options granted under this Plan during any calendar year to any one Participant shall not exceed Fifty Thousand (50,000). The aggregate number of Shares subject to Restricted Stock Awards granted under this Plan during any calendar year to any one Participant shall not exceed Seventeen Thousand (17,000). Notwithstanding anything to the contrary in this Plan, the foregoing limitations shall be subject to adjustment under Section 11, but only to the extent that such adjustment will not affect the status of any Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.
Section 7. Plan Awards
     (a) Award Types. The Committee, on behalf of the Corporation, is authorized under this Plan to grant, award and enter into the following arrangements or benefits under the Plan provided that their terms and conditions are not inconsistent with the provisions of the Plan: stock options and restricted stock. Such arrangements and benefits are sometimes referred to herein as “Awards.” The Committee, in its discretion, may determine that any Award granted hereunder shall be a Performance Award.
(i) Stock Options. A “Stock Option” is a right to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in or determined pursuant to the document(s) evidencing the Award (the “Option Agreement”). The Committee may grant Stock Options intended to be eligible to qualify as incentive stock options (“ISOs”) pursuant to Section 422 of the Code and Stock Options that are not intended to qualify as ISOs (“Non-qualified Stock Options”), as it, in its sole discretion, shall determine.
(ii) Restricted Stock. A “Restricted Stock” Award is an award of Shares, the grant, issuance, retention, vesting, termination and/or forfeiture of which is subject to such terms and conditions as are expressed in the document(s) evidencing the Award (the “Restricted Stock Agreement”).
     (b) Grants of Awards. An Award may consist of one of the foregoing arrangements or benefits or two or more of them in tandem or in the alternative.

Section 8. Stock Options
     The Committee may grant Stock Options at any time and from time to time prior to the expiration of the Plan to eligible Participants selected by the Committee. No Participant shall have any rights as a shareholder with respect to any Shares subject to Stock Options hereunder until said Shares have been issued. Each Stock Option shall be evidenced only by such agreements, notices and/or terms or conditions documented in such form (including by electronic communications) as may be approved by the Committee. Each Stock Option grant will expressly identify the Stock Option as an ISO or as a Non-qualified Stock Option. Stock Options granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:
     (a) Price. The purchase price (also referred to as the exercise price) under each Stock Option granted hereunder shall be established by the Committee. The purchase price per Share shall not be less than 100% of the Fair Market Value of a Share on the date of grant. The exercise price of a Stock Option shall be paid in cash or in such other form if and to the extent permitted by the Committee, including without limitation by delivery to the Company of Shares which shall have been owned for at least six (6) months, withholding (either actually or by attestation) of Shares otherwise issuable under such Stock Option, and/or by payment under a broker-assisted sale and remittance program acceptable to the Committee.
     (b) No Repricing. Other than in connection with a change in the capitalization of LaCrosse Footwear (as described in Section 11 of the Plan), the exercise price of an Option may not be reduced without shareholder approval.
     (c) Duration, Exercise and Termination of Stock Options. Each Stock Option shall be exercisable at such time and in such installments during the period prior to the expiration of the Stock Option as determined by the Committee. The Committee shall have the right to make the timing of the ability to exercise any Stock Option subject to continued employment, the passage of time and/or such performance requirements as deemed appropriate by the Committee. At any time after the grant of a Stock Option, the Committee may reduce or eliminate any restrictions on the Participant’s right to exercise all or part of the Stock Option.
     (d) Suspension or Termination of Stock Options. If at any time (including after a notice of exercise has been delivered) the Committee, including any Subcommittee or administrator authorized pursuant to Section 3(b) (any such person, an “Authorized Officer”), reasonably believes that a Participant has committed an act of misconduct as described in this Section, the Authorized Officer may suspend the Participant’s right to exercise any Stock Option pending a determination of whether an act of misconduct has been committed. If the Committee or an Authorized Officer determines a Participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to the Corporation, breach of fiduciary duty or deliberate disregard of Corporation rules resulting in loss, damage or injury to the Corporation, or if a Participant breaches an agreement between the Participant and the Corporation, makes an unauthorized disclosure of any Corporation trade secret or confidential information, engages in any conduct constituting unfair competition, or induces any customer to breach a contract with the Corporation, neither the Participant nor his or her estate shall be entitled to exercise any

Stock Option whatsoever. Any determination by the Committee or an Authorized Officer with respect to the foregoing shall be final, conclusive, and binding on all interested parties. For any Participant who is an Executive Officer, the determination of the Committee or of the Authorized Officer shall be subject to the approval of the Board of Directors.
     (e) Conditions and Restrictions Upon Securities Subject to Stock Options. Subject to the express provisions of the Plan, the Committee may provide that the Shares issued upon exercise of a Stock Option shall be subject to such further conditions or agreements as the Committee in its discretion may specify prior to the exercise of such Stock Option, including without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions.
     (f) Other Terms and Conditions. Stock Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate.
     (g) ISOs. Stock Options intending to qualify as ISOs may only be granted to employees of the Corporation within the meaning of the Code, as determined by the Committee. No ISO shall be granted to any person if immediately after the grant of such Award, such person would own stock, including stock subject to outstanding Awards held by him or her under the Plan or any other plan established by the Corporation, amounting to more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Corporation. To the extent that the Option Agreement specifies that a Stock Option is intended to be treated as an ISO, the Stock Option is intended to qualify to the greatest extent possible as an “incentive stock option” within the meaning of Section 422 of the Code, and shall be so construed; provided, however, that any such designation shall not be interpreted as a representation, guarantee or other undertaking on the part of the Corporation that the Stock Option is or will be determined to qualify as an ISO. If and to the extent that any Shares are issued under a portion of any Stock Option that exceeds the $100,000 limitation of Section 422 of the Code, such Shares shall not be treated as issued under an ISO notwithstanding any designation otherwise. Certain decisions, amendments, interpretations and actions by the Committee and certain actions by a Participant may cause a Stock Option to cease to qualify as an ISO pursuant to the Code and by accepting a Stock Option the Participant agrees in advance to such disqualifying action.
Section 9. Restricted Stock
     The Committee may grant Restricted Stock at any time and from time to time prior to the expiration of the Plan to eligible Participants selected by the Committee. A Participant shall have rights as a shareholder with respect to any Shares subject to a Restricted Stock Award hereunder only to the extent specified in this Plan or the Restricted Stock Agreement evidencing such Award. Awards of Restricted Stock shall be evidenced only by such agreements, notices and/or terms or conditions documented in such form (including by electronic communications) as may be approved by the Committee. Awards of Restricted Stock granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:
     (a) Terms and Conditions. Each Restricted Stock Agreement shall contain provisions regarding (a) the number of Shares subject to such Award or a formula for determining such, (b)

the purchase price of the Shares, if any, and the means of payment for the Shares, (c) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (d) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Committee, (e) restrictions on the transferability of the Shares and (f) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan.
     (b) Sale Price. Subject to the requirements of applicable law, the Committee shall determine the price, if any, at which Shares of Restricted Stock shall be sold or awarded to a Participant, which may vary from time to time and among Participants.
     (c) Share Vesting. The grant, issuance, retention and/or vesting of Shares under Restricted Stock shall be at such time and in such installments as determined by the Committee or under criteria established by the Committee. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or vesting of Shares under Restricted Stock subject to continued employment, passage of time and/or such performance criteria and level of achievement versus these criteria as deemed appropriate by the Committee, which criteria may be based on financial performance and/or personal performance evaluations. Notwithstanding anything to the contrary herein, the performance criteria for any Restricted Stock that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure based on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the Restricted Stock Award is granted.
     (d) Termination of Employment. The Restricted Stock Agreement may provide for the forfeiture or cancellation of the Restricted Stock Award, in whole or in part, in the event of the termination of employment or service of the Participant to whom it was granted.
Section 10. Other Provisions Applicable to Awards
     (a) Transferability. Unless the agreement or other document evidencing an Award (or an amendment thereto authorized by the Committee) expressly states that the Award is transferable as provided hereunder, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner prior to the vesting or lapse of any and all restrictions applicable thereto, other than by will or the laws of descent and distribution. The Committee may grant an Award or amend an outstanding Award to provide that the Award is transferable or assignable (a) in the case of a transfer without the payment of any consideration, to any “family member” as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act of 1933, as such may be amended from time to time, and (b) in any transfer described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the 1933 Act as amended from time to time, provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant to whom it was granted, as modified as the Committee shall determine appropriate, and as a condition to such transfer the transferee shall execute an agreement agreeing to be bound by such terms; provided further, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance that does not qualify under this Section 10(a) shall be void and unenforceable against the Corporation.
     (b) Qualifying Performance Criteria. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Corporation as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total shareholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue or revenue growth, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment share, (q) product release schedules, (r) new product innovation, (s) product cost reduction through advanced technology, (t) brand recognition/acceptance, (u) product ship targets, (v) customer satisfaction, or (w) inventory turns. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Corporation’s annual report to shareholders for the applicable year. Notwithstanding satisfaction or completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award, the number of Shares, Stock Options, or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.
     (c) Dividends. Unless otherwise provided by the Committee, no adjustment shall be made in Shares issuable under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to their issuance under any Award. The Committee shall specify whether dividends or dividend equivalent amounts shall be paid to any Participant with respect to the Shares subject to any Award that have not vested or been issued or that are subject to any restrictions or conditions on the record date for dividends.
     (d) Documents Evidencing Awards. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.
     (e) Additional Restrictions on Awards. Either at the time an Award is granted or by subsequent action, the Committee may, but need not, impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any Shares issued under an Award, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant or Participants, and (c) restrictions as to the use of a specified brokerage firm for such resales or other transfers.
     (f) Subsidiary Awards. In the case of a grant of an Award to any Participant employed by a Subsidiary, such grant may, if the Committee so directs, be implemented by LaCrosse Footwear issuing any subject Shares to the Subsidiary, for such lawful consideration as the Committee may determine, upon the condition or understanding that the Subsidiary will transfer the Shares to the Participant in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Subsidiary and shall be deemed granted on such date as the Committee shall determine.
Section 11. Adjustment of and Changes in the Common Stock
     (a) The existence of outstanding Awards shall not affect in any way the right or power of LaCrosse Footwear or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the capital structure or business of LaCrosse Footwear, or any merger or consolidation of LaCrosse Footwear or any issuance of Shares or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or other securities of LaCrosse Footwear or the rights thereof, or the dissolution or liquidation of LaCrosse Footwear, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as expressly provided herein or by the Committee, (i) the issuance by LaCrosse Footwear of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of LaCrosse Footwear convertible into such shares or other securities, (ii) the payment of a dividend in property other than Shares, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Stock Options or other Awards theretofore granted or the purchase price per Share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary or appropriate.
     (b) If the outstanding Shares or other securities of LaCrosse Footwear, or both, for which the Award is then exercisable or as to which the Award is to be settled shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, extraordinary dividend of cash and/or assets, recapitalization, reorganization or any similar event affecting the Shares or other securities of LaCrosse Footwear, the Committee shall appropriately and equitably adjust the number and kind of Shares or other securities which are subject to this Plan or subject to any Awards theretofore granted, and the exercise or settlement prices of such Awards, so as to maintain the proportionate number of Shares or other securities without changing the aggregate exercise or settlement price.
     (c) No right to purchase fractional Shares shall result from any adjustment in Stock Options pursuant to this Section 11. In case of any such adjustment, the Shares subject to the Stock Option shall be rounded down to the nearest whole share.
     (d) All Stock Options granted pursuant to the Plan shall become immediately exercisable, without regard to any contingent vesting provision, upon the occurrence of any of the following events: (i) the sale, liquidation or other disposition of all or substantially all of the assets of LaCrosse Footwear; (ii) a merger or consolidation of LaCrosse Footwear with one or more corporations as a result of which, immediately following such merger or consolidation, the shareholders of LaCrosse Footwear as a group hold less than a majority of the outstanding capital stock of the surviving corporation; or (iii) as the result of a tender or exchange offer made directly to the shareholders of LaCrosse Footwear, any person or entity, including any “person” as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), becomes the “beneficial owner”, as defined in the Exchange Act, of shares of the Common Stock representing fifty percent (50%) or more of the combined voting power of the voting securities of LaCrosse Footwear.

Section 12. Listing or Qualification of Common Stock
     In the event that the Board of Directors determines in its discretion that the listing or qualification of the Shares available for issuance under the Plan on any securities exchange or quotation or trading system or under any applicable law or governmental regulation is necessary as a condition to the issuance of such Shares, a Stock Option may not be exercised in whole or in part and a Restricted Stock Award shall not vest unless such listing, qualification, consent or approval has been unconditionally obtained.
Section 13. Termination or Amendment of the Plan
     The Board of Directors may amend, alter or discontinue the Plan and the Board or the Committee may to the extent permitted by the Plan amend any agreement or other document evidencing an Award made under this Plan, provided, however, that LaCrosse Footwear shall submit for shareholder approval any amendment (other than an amendment pursuant to the adjustment provisions of Section 11) required to be submitted for shareholder approval by the rules of any exchange or automated quotation system on which the Shares are listed for trading or that otherwise would:
(a)	increase the maximum number of Shares for which Awards may be granted under this Plan;

(b)	reduce the price at which Stock Options may be granted below the price provided for in Section 8(a);

(c)	reduce the exercise price of outstanding Stock Options;

(d)	extend the term of this Plan;

(e)	change the class of persons eligible to be Participants; or

(f)	increase the limits provided for in Section 6.
     In addition, no such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Corporation, the Plan or the Award to satisfy any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

Section 14. Participants in Foreign Countries
     The Committee shall have the authority to adopt such modifications, procedures and sub-plans as may be necessary or advisable to comply with provisions of the laws of foreign countries in which the Corporation may operate.
Section 15. Withholding
     To the extent required by applicable federal, state, local or foreign law, the Committee may and/or a Participant shall make arrangements satisfactory to LaCrosse Footwear for the satisfaction of any withholding tax obligations that arise with respect to any Award or any sale of Shares. LaCrosse Footwear shall not be required to issue Shares or to recognize the disposition of such Shares until such obligations are satisfied. To the extent permitted or required by the Committee, these obligations may or shall be satisfied by having LaCrosse Footwear withhold a portion of the Shares of stock that otherwise would be issued to a Participant under such Award or by tendering Shares previously acquired by the Participant.
Section 16. General Provisions
     (a) Employment At Will. Neither the Plan nor the grant of any Award nor any action by LaCrosse Footwear, any Subsidiary or the Committee shall be held or construed to confer upon any person any right to be continued in the employ of LaCrosse Footwear or a Subsidiary. LaCrosse Footwear and each Subsidiary expressly reserve the right to discharge, without liability but subject to his or her rights under this Plan, any Participant whenever in the sole discretion of LaCrosse Footwear or a Subsidiary, as the case may be, its interest may so require.
     (b) Governing Law. This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of Oregon and applicable federal law. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in this Plan or in the agreement or other document evidencing any Award to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.
     (c) Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Corporation or the Committee be deemed to be a trustee of stock or cash to be awarded under the Plan.

Section 17. Non-Exclusivity of Plan
     Neither the adoption of this Plan by the Board of Directors nor the submission of this Plan to the shareholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt such other incentive arrangements as either may deem desirable, including without limitation, the granting of stock options or restricted stock otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
Section 18. Compliance with Other Laws and Regulations
     This Plan, the grant and exercise of Awards hereunder, and the obligation of the Corporation to sell, issue or deliver Shares under such Awards, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Corporation shall not be required to register in a Participant’s name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any federal, state or local law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. To the extent the Corporation is unable to or the Committee deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Corporation shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. No Stock Option shall be exercisable and no Shares shall be issued and/or transferable under any other Award unless a registration statement with respect to the Shares underlying such Stock Option or Award is effective and current or the Corporation has determined that such registration is unnecessary.
Section 19. Liability of Corporation
     The Corporation shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Corporation has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Stock Option or other Award granted hereunder.

LACROSSE FOOTWEAR, INC.
2007 ANNUAL MEETING OF SHAREHOLDERS
Tuesday, May 1, 2007

LaCrosse Footwear, Inc.	proxy

This proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting on May 1, 2007.
If no choice is specified, the proxy will be voted ‘‘FOR’’ each proposal.
The undersigned hereby appoints Joseph P. Schneider and David P. Carlson, and each of them, as Proxies with the power of substitution (to act jointly or if only one acts then by that one) and hereby authorizes them to represent and to vote as designated below all of the shares of Common Stock of LaCrosse Footwear, Inc. held of record by the undersigned on March 2, 2007, at the annual meeting of shareholders to be held on May 1, 2007, and any adjournment or postponement thereof.
See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE
• Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 30, 2007.
• Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/boot/ — QUICK *** EASY *** IMMEDIATE
• Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 30, 2007.
• Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to LaCrosse Footwear, Inc., c/o Shareowner Services SM, P.O. Box 64873, St. Paul, MN 55164-0873.
If you vote by Phone or Internet, please do not mail your Proxy Card
ò Please detach hereò

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1.	Election of directors:	01 Joseph P. Schneider	☐	Vote FOR	☐	Vote WITHHELD
	Terms expiring at the	02 Charles W. Smith		all nominees		from all nominees
	2010 Annual Meeting			(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Amend the LaCrosse Footwear, Inc. 2001 Non-Employee Director Stock Option Plan	☐	For	☐	Against	☐	Abstain
3.	Approve the LaCrosse Footwear, Inc. 2007 Long-Term Incentive Plan	☐	For	☐	Against	☐	Abstain

4.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” each of the proposals.

Address Change? Mark Box	☐	Indicate changes below:	Date , 2007

Signature(s) in Box
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.